As filed with the Securities and Exchange Commission on July 18, 2025

File No. 333-[        ]

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ____	☐

Post-Effective Amendment No. ____	☐

(Check appropriate box or boxes)

Fundrise Real Estate Interval Fund, LLC

(Exact Name of Registrant as Specified in Charter)

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Address of Principal Executive Offices) (Number, Street, City, State, Zip Code)

(202)-584-0550

(Registrant’s Area Code and Telephone Number)

Bjorn J. Hall

Rise Companies Corp.

11 Dupont Circle NW, 9th Floor

Washington, D.C. 20036

(Name and address of Agent for Service)

Copies of information to:

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Approximate Date of Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

No filing fee is due because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

[   ], 2025

Dear Shareholder:

The accompanying Combined Information Statement/Prospectus (the “Information Statement”) provides information about the proposed merger (the “Merger”) of Fundrise Real Estate Interval Fund II, LLC (the “Target Fund”) with and into Fundrise Real Estate Interval Fund, LLC (the “Acquiring Fund” and together with the Target Fund, the “Fund” and together, the “Funds”). Each Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.”

Fundrise Advisors, LLC, the investment adviser to each Fund (the “Adviser”), believes that the Merger, as discussed more fully in the Information Statement, is in the best interest of each Fund. Each of the Funds has identical investment objectives and principal investment strategies, and the principal risks of the Target Fund are essentially identical to those of the Acquiring Fund, other than minor differences including as a result of the recent organization of the Target Fund. Each Fund is operated as an interval fund, which requires each Fund to commit to mandatory quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act. The board of directors of the Target Fund is also the board of directors of the Acquiring Fund (together, the “Board”).

[The Adviser made this recommendation to the Board on [  ], 2025. Based on the information provided to the Board and the Adviser’s recommendation, the Board unanimously approved the Merger, finding that the Merger is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger, as described more fully in the Information Statement. The Board unanimously approved the agreement of merger and plan of reorganization, dated [   ], 2025, by and among each Fund and, for certain limited purposes, the Adviser. Pursuant to the operating agreement of each Fund, the Merger does not require the approval of shareholders of the Funds.]

YOUR APPROVAL OF THE MERGER IS NOT REQUIRED. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The Information Statement includes detailed information on the Merger. We urge you to review the information in the Information Statement. You do not need to take any action regarding your account. Your shares of the Target Fund will automatically be converted, at net asset value, into shares of equal total value of the Acquiring Fund on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one month after) the Information Statement is delivered to shareholders. The Merger is intended to be a tax-free reorganization, which means that shareholders should not recognize gain or loss as a direct result of the Merger. If you have any questions regarding the enclosed Information Statement, please call the Adviser at (202) 584-0550 or your financial advisor.

Sincerely,

Benjamin S. Miller

President and Principal Executive Officer

THE INFORMATION IN THIS INFORMATION STATEMENT/PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS INFORMATION STATEMENT/PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 18, 2025

Fundrise Real Estate Interval Fund, LLC

Fundrise Real Estate Interval Fund II, LLC

11 Dupont Circle NW, 9th Floor,

Washington, D.C. 20036

(202) 584-0550

COMBINED INFORMATION STATEMENT/PROSPECTUS

YOUR APPROVAL OF THE MERGER IS NOT REQUIRED. NO ACTION IS NECESSARY IN CONNECTION WITH THIS INFORMATION STATEMENT/PROSPECTUS.

[   ], 2025

Introduction

This Combined Information Statement/Prospectus (“Information Statement”) contains information related to an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”), by and among Fundrise Real Estate Interval Fund II, LLC (the “Target Fund”), Fundrise Real Estate Interval Fund, LLC (the “Acquiring Fund” and together with the Target Fund, each a “Fund” and together, the “Funds”) and, for certain limited purposes, Fundrise Advisors, LLC (the “Adviser”).

Per the terms of the Merger Agreement, the Target Fund will merge with and into the Acquiring Fund, and the Acquiring Fund will continue as the surviving entity (the “Merger”). This document is both an information statement for the Target Fund and a prospectus for the Acquiring Fund. The Acquiring Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Acquiring Fund has elected to be taxed as a real estate investment trust (a “REIT”) under the Internal Revenue Code of 1986, as amended (the “Code”) and intends to continue to qualify as a REIT.

The Target Fund is a recently organized Delaware limited liability company that, like the Acquiring Fund, is registered under the 1940 Act, as a non-diversified, closed-end management investment company that is operated as an “interval fund.” On [   ], 2025, the Target Fund commenced operations following the simultaneous mergers of Fundrise Development eREIT, LLC, Fundrise Equity REIT, LLC, Fundrise East Coast Opportunistic REIT, LLC, Fundrise eFund, LLC, Fundrise Growth eREIT II, LLC, Fundrise Growth eREIT III, LLC, Fundrise Midland Opportunistic REIT, LLC, and Fundrise West Coast Opportunistic REIT, LLC, each a Delaware limited liability company externally managed by the Adviser (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”), with and into the Target Fund (collectively, the “Preceding Mergers” and together with the Merger, the “Mergers”). The Preceding Mergers closed on [   ], 2025.

[The Adviser recommended that the board of directors of each Fund (together, the “Board”) approve the proposed Merger. Pursuant to the Limited Liability Company Operating Agreement of each Fund (each, an “Operating Agreement”), the Merger does not require the approval of shareholders of the Funds. The Adviser made this recommendation to the Board on [   ], 2025, including its view that the Merger would be in the best interest of each of the Target Fund and the Acquiring Fund. Based on the information provided to the Board and the Adviser’s recommendation, the Board unanimously approved the proposed Merger, finding that the Merger is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger, as described more fully in this Information Statement. The Board unanimously approved the Merger Agreement.]

Accordingly, at the effective time of the Merger:

(1)	the Target Fund will be merged with and into the Acquiring Fund;

(2)	the assets and liabilities of the Target Fund will be merged into the Acquiring Fund; and

(3)	the total value of the Acquiring Fund shares that shareholders will receive in the Merger will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Merger.

Immediately following the effective time of the Merger, the Acquiring Fund will distribute Common Shares (as defined in the Acquiring Fund’s Operating Agreement) of the Acquiring Fund to shareholders of the Target Fund, and shareholders of the Target Fund receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

The Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of the Merger, meaning that shareholders generally should not be required to pay any U.S. federal income tax as a direct result of the Merger. No sales charges or redemption fees will be imposed in connection with the Merger.

The Merger is expected to close on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one month after) the Information Statement is delivered to shareholders.

Please read this Information Statement carefully and retain for future reference, as it concisely presents the information that you should know about the Target Fund, the Acquiring Fund, and the Merger. Additional information about the Target Fund and the Acquiring Fund is available in the following:

Target Fund

•	Prospectus for the Target Fund; and

•	Statement of Additional Information (“SAI”) for the Target Fund.

Acquiring Fund

•	Prospectus for the Acquiring Fund; and

•	SAI for the Acquiring Fund.

The following documents have been filed with the U.S. Securities and Exchange Commission (the “SEC”) and are incorporated by reference into this Information Statement:

•	A copy of the current prospectus of the Target Fund;

•	A copy of the current prospectus of the Acquiring Fund;

•	The SAI to this Information Statement, dated the same date as this Information Statement.

A copy of this Information Statement will be delivered via email to the email address(es) on file for each Fundrise account. Any shareholder who wishes to receive a separate Information Statement should contact the Target Fund at (202) 584-0550.

Copies of all of the above referenced documents are available upon request without charge by writing to the Funds, at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036, or calling (202) 584-0550. The Funds are also subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and the rules, regulations and exemptive orders thereunder, and in accordance therewith, file reports and other information including proxy materials with the SEC. Because the Target Fund commenced operations on [   ], 2025, the Target Fund has not yet published an annual or semi-annual report to shareholders. Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of this Information Statement. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Funds.

i

SYNOPSIS

This Information Statement provides information regarding the Merger Agreement that will have the effect of merging the Target Fund with and into the Acquiring Fund, as summarized below. At the effective time of the Merger: (1) the Target Fund will be merged with and into the Acquiring Fund; (2) the assets and liabilities of the Target Fund will be merged into the Acquiring Fund; and (3) the total value of the Acquiring Fund shares that shareholders will receive in the Merger will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Merger. In calculating the exchange ratio for purposes of the Merger, the net asset value (“NAV”) per share of the Target Fund or the Acquiring Fund, as applicable, will be determined in accordance with the requirements of the 1940 Act, Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance, and the valuation procedures of the Target Fund or the Acquiring Fund, as applicable. Immediately following the effective time of the Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of the Target Fund and shareholders of the Target Fund receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

SUMMARY OF KEY INFORMATION

The following is a summary of certain information contained elsewhere in this Information Statement, in the Merger Agreement, and/or in the prospectus and SAI of the Target Fund or Acquiring Fund. Shareholders should read the entire Information Statement and the prospectus of each of the Target Fund and the Acquiring Fund carefully for more complete information. The prospectus and this Information Statement should be retained for future reference.

Why are shareholders not being asked to vote on the Merger?

Shareholders of the Target Fund are not being asked to vote on the Merger because they are not required to approve the Merger under state or federal law, including the 1940 Act, or the Target Fund’s organizational and operational documents. For more information, see “THE MERGER – Considerations in Approving the Merger” below.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

Why are you sending me this Information Statement?

You are receiving this Information Statement because you own shares in the Target Fund as of the record date of [   ], 2025. This Information Statement contains information that shareholders of the Target Fund should know about the Merger. This document is also a prospectus for the Acquiring Fund.

What if I do not wish to participate in the Merger? Am I entitled to dissenters’ rights?

Pursuant to the Operating Agreement of the Target Fund, you are not entitled to appraisal or dissenters’ rights for the appraised value of your existing Common Shares (as defined in the Target Fund’s Operating Agreement) in connection with the Merger or any other transactions contemplated by the Merger Agreement.

After the completion of the Merger, the Acquiring Fund, as an interval fund, will offer to redeem between 5% and 25% of the outstanding shares each quarter at NAV. In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares. See “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND – Comparison of Purchase and Redemption Procedures and Exchange Rights” below for additional information.

Has the Board approved the Merger?

[Yes. After careful consideration and upon recommendation of the Adviser, the Board unanimously approved the Merger Agreement and the Merger on [   ], 2025. In approving the Mergers, the Board, including those directors who are not “interested persons” of the Acquiring Fund (as that term is defined by Section 2(a)(19) of the 1940 Act) (the “Independent Directors”), determined that participation in the Merger is in the best interests of the Funds and that the interests of the existing shareholders of the Funds will not be diluted as a result of the Merger. For more information, see “THE MERGER – Considerations in Approving the Merger” below.]

What are the reasons for the Merger?

As you are aware, the Adviser was the external manager to the Predecessor Funds, whose shares were offered pursuant to Regulation A, and, at times, Regulation D under the Securities Act of 1933, as amended (the “1933 Act”) and were not registered under the 1940 Act. The Adviser is also the investment adviser to closed-end interval funds registered under the 1940 Act, such as the Funds. The Adviser believes that consolidating the assets and liabilities of the Predecessor Funds into a single fund registered under the 1940 Act (the Target Fund) and then combining the assets and liabilities of the Target Fund with the assets and liabilities of the Acquiring Fund will result in a larger fund registered under the 1940 Act that is able to pursue a similar investment objective and strategies as the Predecessor Funds and Target Fund while at the same time streamlining operations, cutting administrative costs, spreading fixed costs over a larger asset base, providing additional liquidity to shareholders, and maximizing returns to the benefit of shareholders. Further, by combining the Target Fund and the Acquiring Fund, the Adviser believes the combined final entity will be able to be more competitive in the real estate market through its institutional scale, effectuate more deals, increase the total investments of the entity, and unlock leverage from lenders at more attractive pricing than the Predecessor Funds or the Target Fund could previously achieve on their own. A larger fund may allow for investment in a greater number of investment opportunities which may reduce the risk that any one investment poses to fund performance. In addition, the Acquiring Fund, like the Target Fund, is an “interval fund,” which means that it is required to make quarterly repurchase offers at NAV pursuant to Rule 23c-3 under the 1940 Act. This will continue to provide former shareholders of the Predecessor Funds (who are now shareholders of the Target Fund) with more liquidity than was previously available to them prior to the merger of the Predecessor Funds into the Target Fund.

[Based on the foregoing, the Adviser determined that it was in the best interests of the Target Fund to merge with and into the Acquiring Fund as soon as possible in order to realize these benefits. The Adviser made the recommendation to the Board on [   ], 2025, including its view that the Merger would be in the best interest of each of the Target Fund and the Acquiring Fund. Based on the information provided to the Board and the Adviser’s recommendation, the Board unanimously approved the Merger Agreement and the proposed Merger, finding that the Merger is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger.]

For more information regarding the considerations taken into account by the Adviser and the Board, see “THE MERGER – Considerations in Approving the Merger” below.

What effect will the Merger have on me as a shareholder?

Immediately after the Merger, you will hold shares of the Acquiring Fund that are equal in value to the shares of the Target Fund that you held immediately prior to the closing of the Merger. The principal differences between the Funds are described in this Information Statement. The prospectus of the Target Fund that accompanies this Information Statement contains additional information about the Target Fund.

What are the costs of the Merger and who is responsible for paying the costs?

Each of the Target Fund and the Acquiring Fund will bear all costs and expenses arising directly from the Merger, without reimbursement, on a pro rata basis based on their relative net assets. Any portfolio transaction costs associated with the Merger shall be borne directly by the Target Fund or the Acquiring Fund, as applicable. The costs of the Merger are estimated to be approximately $[   ] and include legal counsel fees and independent accountant fees but do not include any portfolio transaction costs arising from the Merger (which are expected to be de minimis).

How do the investment objectives, principal investment strategies and risks of the Target Fund and Acquiring Fund compare?

The following summarizes the investment objectives and principal investment strategies of the Target Fund, which are identical to those of the Acquiring Fund, and the principal risks of the Target Fund, which are essentially identical to those of the Acquiring Fund, other than minor differences including as a result of the recent organization of the Target Fund.

Investment Objectives

The investment objectives of the Target Fund and the Acquiring Fund are identical, which are to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets.

Principal Investment Strategies

Each Fund pursues its respective investment objectives by investing substantially all of its assets in a diversified portfolio of residential and commercial real estate through majority-owned entities, joint ventures, and co-investment arrangements that offer rights to receive preferred economic returns. The following chart summarizes the principal investments in which the Target Fund and the Acquiring Fund may invest, which are identical.

Principal Investment:	Included in Investment Strategy of:
Senior Mortgage Loans	Target Fund and Acquiring Fund
Subordinate Mortgage Loans (“B-Notes”)	Target Fund and Acquiring Fund
Mezzanine Loans	Target Fund and Acquiring Fund
Loan Participations	Target Fund and Acquiring Fund
Commercial Mortgage-Backed Securities (“CMBS”)	Target Fund and Acquiring Fund
Commercial Collateralized Debt Obligations (“CDOs”)	Target Fund and Acquiring Fund
Commercial REIT Senior Unsecured Debt	Target Fund and Acquiring Fund
Commercial Real Estate Equity Securities (including preferred and joint venture equity securities)	Target Fund and Acquiring Fund

Principal Investment:	Included in Investment Strategy of:
Investments Through Majority-Owned Subsidiaries	Target Fund and Acquiring Fund
Other Real Estate-Related Assets	Target Fund and Acquiring Fund
Commercial Real Estate and Development Projects	Target Fund and Acquiring Fund
Residential Real Estate and Development Projects	Target Fund and Acquiring Fund
Residential Mortgage-Backed Securities (“RMBS”)	Target Fund and Acquiring Fund
Residential CDOs	Target Fund and Acquiring Fund
Residential REIT Senior Unsecured Debt	Target Fund and Acquiring Fund
Residential Real Estate Equity Securities (including preferred and joint venture equity securities)	Target Fund and Acquiring Fund

Each Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate (real property whose ownership interests are not traded on public markets) and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) commercial real estate (“CRE”) investments, primarily in the form of equity and debt not traded on public markets (“Private CRE”), and (ii) publicly traded real estate debt and equity securities (“Publicly Traded Real Estate Securities”). Generally, CRE assets are properties owned for business and investment purposes, as opposed to owner occupied properties serving as a primary residence. The CRE assets underlying each Fund’s Private CRE and Publicly Traded Real Estate Securities include office, retail and industrial properties, and certain multifamily and single family properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). Each Fund’s investments in Private CRE may include whole interests in real properties (under normal circumstances, a Fund does not expect to invest more than 50% of its net assets in whole interests in real properties), partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private real estate funds. Each Fund’s investments in Publicly Traded Real Estate Securities may include CMBS, RMBS and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

Although each Fund is a “non-diversified” investment company within the meaning of the 1940 Act, each Fund seeks to invest across a variety of real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations; however, each Fund anticipates that it will focus its CRE investments primarily in industrial, multifamily and single family residential real estate that is commercially owned, financed, and managed. These investments are expected to include, but will not necessarily be limited to, professionally-managed communities of single-family rentals that are purpose “build-for-rent” properties frequently located in contiguous portfolios.

On a long-term basis, under normal market conditions, the Adviser seeks to allocate each Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): 60-90% to Private CRE; and up to 40% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Adviser will have the ability to allocate each Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

Each Fund typically gains exposure to its Private CRE through co-investment arrangements, joint ventures or wholly owned subsidiaries (collectively, “Real Estate Investment Vehicles”). The potential investment structure of the Real Estate Investment Vehicles themselves may also vary. The Real Estate Investment Vehicles may be entities, including special purpose vehicles, in which each Fund has a majority or minority interest or wholly owned subsidiaries of the Fund. The Real Estate Investment Vehicles are expected to primarily consist of entities in which a Fund will co-invest alongside affiliates of the Fund, including those of the Adviser (“Co-Investment Entities”), subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser. To a lesser extent, the Real Estate Investment Vehicles may also consist of wholly owned subsidiaries of a Fund (“Wholly Owned Entities”) and entities in which the Fund will co-invest alongside unaffiliated third party investors (“Joint Venture Entities”).

Each Fund may seek to originate, acquire and structure a wide variety of commercial real estate loans, including, without limitation, senior mortgage loans, subordinated mortgage loans (also referred to as B-Notes) or mezzanine loans, which may be in the form of whole loans, secured and unsecured loans, senior and second lien loans or similar investments, or participation interests in such loans or investments. The loans each Fund originates may vary in maturity and/or duration. Each Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. Each Fund’s origination of loans may also be limited by the Fund’s intention to maintain its qualification for taxation as a REIT.

Each Fund may invest in securities issued by private real estate funds that may be structured as corporations, limited partnerships or limited liability companies and that hold real estate assets including office, retail and industrial properties, and certain multifamily and single family residential and office properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). Each Fund seeks, through private real funds, to focus primarily on private real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, a Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. Neither Fund has set a limitation on the amount of its investments that it may invest in all other private real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

Each Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include, without limit, securities that are rated below investment grade by rating agencies or unrated securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Each Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For a further discussion of each Fund’s principal investment strategies, see “Investment Objective, Strategies and Policies” in each Fund’s prospectus.

Summary of Portfolio-wide Leverage Limits

The following chart compares the portfolio-wide leverage limits for the Target Fund and the Acquiring Fund, which are identical.

Fund	Portfolio-wide Leverage Target
Target Fund	0-33.33%
Acquiring Fund	0-33.33%

Principal Investments

As of December 31, 2024, the Acquiring Fund was invested in various securities, project types, and market locations. Because the Target Fund commenced operations on [   ], 2025, the Target Fund had no assets as of December 31, 2024. For more detailed information, see the section entitled “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND – Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks.” Exhibit B highlights investments held by the Acquiring Fund as of December 31, 2024.

Principal Risks

The Target Fund and the Acquiring Fund have essentially identical principal risks. The only substantive difference in principal risks between the Funds is that shareholders of the Target Fund are subject to New Fund Risk.

The section below entitled “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND - Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments and Principal Risks” further compares, and provides additional information about, the principal investment strategies and risks of the Target Fund with the investment strategies and risks of the Acquiring Fund.

How do the expenses of the Target Fund compare to the Acquiring Fund?

The table below provides a summary comparison of the expenses of the Target Fund and the Acquiring Fund, as well as estimated expenses on a pro forma basis giving effect to the proposed Merger, but not including the costs of the Merger. The pro forma expense ratios show projected estimated expenses, assuming the Merger is completed, but actual expenses may be greater or less than those shown. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Merger, as well as the ultimate survivor of the Mergers. As such, the historical financial and performance information of the Target Fund will not continue post-Merger. Each of the Target Fund and the Acquiring Fund pay the Adviser a management fee, calculated and payable monthly in arrears, equal to an annual rate of 0.85% of the average daily value of each Fund’s net assets.

	Target Fund* (1)		Acquiring Fund*		Pro forma * Acquiring Fund after Merger with the Target Fund
Shareholder Transaction Expenses
Maximum Sales Load (as a percentage of offering price)	None		None		None
Dividend Reinvestment and Cash Purchase Plan Fees	None		None		None
Annual Fund Operating Expenses (as a percentage of net assets attributable to the shares)
Management Fees	0.85%		0.85%		0.85%
Interest Payments on Borrowed Funds (2)	None		None		None
Other Expenses	0.51	%(3)	0.63	%(4)	0.46%
Other Expenses – General	0.51%		0.20%		0.21%
Other Expenses – Marketing	None		0.43%		0.25%
Property Level Expenses(5)	None		None		None
Total Annual Fund Operating Expenses	1.36%		1.48%		1.31%

*	Expense ratios reflect estimated annual fund operating expenses as of December 31, 2025 for the Target Fund, the Acquiring Fund and on a pro forma basis and are estimated for a full fiscal year. Pro forma numbers are estimated as if the Merger had been completed as of January 1, 2025 and the Acquiring Fund experienced combined operations since that time and do not include the estimated costs of the Merger. Each of the Target Fund and the Acquiring Fund will bear all costs arising directly from the Merger on a pro rata basis based on their relative net assets.

(1)	These values are estimated for the Target Fund as it commenced operations on [ ], 2025. Estimates for the Target Fund are based on Target Fund net assets of $700,000,000 and are estimated for a full fiscal year. Actual expenses will depend on the Target Fund’s net assets, which will be affected by the number of shares the Target Fund sells in its offering. For example, if the Target Fund were to raise proceeds significantly less than this amount, net assets would be significantly lower and some expenses as a percentage of net assets would be significantly higher. There can be no assurance that the Target Fund will raise $700,000,000 in proceeds.

(2)	The table assumes use of leverage by the Target Fund, the Acquiring Fund and on a pro forma basis in an amount equal to 0% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage). The actual interest costs associated with leverage of the Target Fund, the Acquiring Fund and on a pro forma basis may differ from the estimates above. Although the Fund does not anticipate any interest payments on borrowed funds, the Fund’s unconsolidated operating entities may use borrowings, the costs of which will be indirectly borne by shareholders.

(3)	Other Expenses are based on estimated amounts for the initial fiscal year of the Target Fund. Other expenses include professional fees, organizational and offering expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of the Target Fund. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

(4)	Other Expenses have been restated to reflect estimated amounts based on expenses incurred for the Acquiring Fund’s current fiscal year and include professional fees, marketing expenses, and other general and administrative expenses. Additionally, Other Expenses include Acquired Fund Fees and Expenses, which are estimated to be less than 0.01% of the average net assets of the Acquiring Fund. Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies and other pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act.

(5)	Property Level Expenses include fees and expenses related to property management, disposition expenses, and any other expenses related to investments in consolidated real property of the Fund's Real Estate Investment Vehicles (including real estate and property taxes and interest payments on properties held in the Fund's Real Estate Investment Vehicles). Although the Fund does not anticipate any property level expenses related to investments in consolidated real property, the Fund does expect that its unconsolidated operating entities will incur property level expenses, the costs of which will be indirectly borne by shareholders and are excluded from the above ratios.

Expense Examples

These Examples are intended to help you compare the costs of investing in each of the Target Fund or the Acquiring Fund with the cost of investing in other funds. Pro forma combined costs of investing in the Acquiring Fund after giving effect to the Merger are also provided. All costs are based upon the information set forth in the Fee Tables above.

These Examples assume that you invest $1,000 for the time periods indicated and then redeem all of your shares at the end of those periods. These Examples also assume that your investment has a 5.0% return each year, that all dividends and distributions are reinvested at net asset value (if any), and that each Fund’s operating expenses remain the same. Based on these assumptions your costs would be:

	1 Year	3 Year	5 Year	10 Year
Target Fund	$14	$43	$74	$163
Acquiring Fund	$15	$47	$81	$177
Pro Forma Acquiring Fund	$13	$42	$72	$158

These Examples above should not be considered a representation of the Target Fund’s or the Acquiring Fund’s future expenses, and actual expenses may be greater or less than those shown. While these Examples assume a 5.0% annual return, as required by the SEC, the performance will vary and may result in a return greater or less than 5.0%. For further discussion regarding the consideration of the fees and expenses of the Target Fund and the Acquiring Fund in approving the Merger, see the section entitled “THE MERGER – Considerations in Approving the Merger” in this Information Statement.

How do the management, investment adviser and other service providers of the Target Fund compare to those of the Acquiring Fund?

The management, investment adviser and other service providers of the Target Fund and the Acquiring Fund are the same, although the Acquiring Fund has also appointed additional service providers as described below. Each of the Funds is overseen by a Board and officers appointed by the Board.

Fundrise Advisors, LLC, or the Adviser, is located at 11 Dupont Circle NW, 9th Floor, Washington, D.C. 20036. The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended, and serves as investment adviser for each of the Funds. The Adviser has acted as an investment adviser since its organization in 2014. As of December 31, 2024, the Adviser had $2.9 billion assets under management. The Adviser is a wholly owned subsidiary of Rise Companies Corp., sponsor to the Funds (the “Sponsor”).

The Bank of New York Mellon (the “BNY”), which has its principal office at 240 Greenwich Street, New York, New York 10286, serves as custodian to each of the Target Fund and the Acquiring Fund for the securities and cash of each Fund’s portfolio. Inspira Financial Trust, LLC (“Inspira” and together with BNY, each a “Custodian”), which has principal offices at 2001 Spring Road, Oak Brook, Illinois 60523, also serves as custodian to the Acquiring Fund for the securities and cash of the Fund’s portfolio. Under each Custodian Agreement between a Fund and a Custodian, a Custodian holds the Fund’s assets in safekeeping and keeps all necessary records and documents relating to its duties.

The Acquiring Fund currently self-custodies, and the Target Fund may decide in the future to self-custody, a portion of its portfolio assets in accordance with the requirements of Rule 17f-2 under the 1940 Act. The purpose of Rule 17f-2 is to ensure that assets for which an investment company acts as its own custodian are maintained in a manner subject to independent scrutiny. The rule specifies certain procedures and recordkeeping requirements with respect to such assets and, among other things, requires that the assets be deposited in the safekeeping of a bank or other company whose activities are supervised by federal or state authorities.

[   ] is the independent registered public accounting firm for the Acquiring Fund and the Target Fund. [   ] performs an annual audit of the Acquiring Fund’s financial statements and performed a seed audit of the Target Fund’s financial statements. [   ] is located at [   ].

Atlantic Fund Administration, LLC, a wholly owned subsidiary of Apex US Holdings LLC (d/b/a Apex Fund Services) (“Apex”), provides certain administration and portfolio accounting services to the Acquiring Fund and the Target Fund. Apex is located at 190 Middle Street, Suite 101, Portland, Maine 04101.

Computershare, Inc. and its wholly-owned subsidiary Computershare Trust Company, N.A., which has its principal office at 150 Royall Street, Canton, Massachusetts 02021, serves as the transfer agent for the Acquiring Fund and the Target Fund. BNY Mellon Investment Servicing (US) Inc., which has its principal office at 240 Greenwich Street, New York, New York 10286, serves as an additional transfer agent for the Acquiring Fund.

How do the purchase and redemption procedures and exchange policies of the Target Fund compare to those of the Acquiring Fund?

The following describes the purchase, redemption, and exchange procedures of the Target Fund and the Acquiring Fund, which are identical.

Purchase Procedures

Shares of the Target Fund and the Acquiring Fund are primarily offered through an investment platform available online at www.fundrise.com and through various mobile applications sponsored by the Sponsor (collectively referred to herein as the “Fundrise Platform”), are not listed on any national securities exchange and offer quarterly share redemption plans. Each of the Target Fund and the Acquiring Fund are a closed-end interval fund and provides for purchases of shares at NAV.

Redemption Procedures

Each of the Target Fund and the Acquiring Fund, as an interval fund, is required pursuant to Rule 23c-3 under the 1940 Act to offer to redeem between 5% and 25% of outstanding shares each quarter at NAV. In connection with each quarterly repurchase offer, it is likely that the Acquiring Fund or the Target Fund may offer to repurchase only the minimum allowable amount of 5% of its outstanding shares.

Exchange Procedures

Neither the Target Fund nor the Acquiring Fund offer pre-emptive, exchange or conversion rights.

For more information see, “ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND – Comparison of Purchase and Redemption Procedures and Exchange Rights.”

How do the sales charges and distribution arrangements of the Target Fund compare to those of the Acquiring Fund?

Neither the Target Fund nor the Acquiring Fund sell shares subject to a sales charge or charge any distribution fees.

How do the dividend and capital gain distributions of the Target Fund compare to those of the Acquiring Fund?

The Acquiring Fund and the Target Fund have identical dividend and capital gain distribution policies.

Each of the Target Fund and the Acquiring Fund expect to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The distribution rate may be modified by the Board from time to time. The Board has reserved the right to change or suspend the distribution policy from time to time for the Target Fund and the Acquiring Fund.

The Target Fund and the Acquiring Fund are subject to the REIT distribution requirements, which generally require that the Target Fund and the Acquiring Fund make aggregate annual distributions to shareholders of at least 90% of each the Target Fund’s and the Acquiring Fund’s REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. Distributions will be authorized at the discretion of the Board and/or the Adviser, in accordance with the Target Fund or the Acquiring Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The discretion of the Board will be directed, in substantial part, by the obligation to comply with the REIT requirements and to avoid U.S. federal income and excise taxes on retained income and gains.

Will the Target Fund have different portfolio managers than the Acquiring Fund?

No. There will be no changes in the portfolio managers following the Merger. The investment decisions of the Target Fund and the Acquiring Fund are made by an investment committee. The investment committee is responsible for (i) considering and approving each investment made by the Target Fund and the Acquiring Fund, (ii) establishing the Target Fund’s and the Acquiring Fund’s investment strategies and policies and overseeing the Target Fund’s and the Acquiring Fund’s investments, and the investment activity of other accounts and funds held for the benefit of the Target Fund and Acquiring Fund, and (iii) overseeing the investment activities of certain of the Target Fund’s and Acquiring Fund’s Real Estate Investment Vehicles (primarily entities affiliated with or managed by the Adviser, wholly owned subsidiaries and joint venture entities).

After the completion of the Merger, the members of the investment committee will continue to act as the portfolio managers of the Acquiring Fund and will be the same individuals who made up the investment committee for the Target Fund.

Portfolio Manager	Titles
Benjamin Miller	Portfolio Manager and Chief Executive Officer of the Adviser
Brandon Jenkins	Portfolio Manager and Chief Operating Officer of the Adviser
R. Whitaker Booth	Portfolio Manager and Senior Vice President of Real Estate at the Sponsor

Will there be any U.S. federal income tax consequences resulting from the Merger?

The Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code for U.S. federal income tax purposes, and delivery of a legal opinion to that effect is a condition of closing of the Merger, although there can be no assurance that the Internal Revenue Service (“IRS”) will adopt a similar position. Assuming that the Merger qualifies as a reorganization, U.S. holders (as hereinafter defined) of shares in the Target Fund generally will not recognize gain or loss for U.S. federal income tax purposes upon the receipt of Acquiring Fund shares in exchange for the Target Fund’s shares in connection with the Merger. However, it is important that shareholders of the Target Fund review the discussion below under the heading “Certain U.S. Federal Income Tax Considerations Relating to the Merger,” and consult their tax adviser about state and local tax consequences of the Merger, if any, because the information about tax consequences in this Information Statement relates only to the U.S. federal income tax consequences of the Merger.

Will the Target Fund undergo any portfolio repositioning due to the Merger?

No. The Target Fund is not expected to reposition its portfolio in anticipation of the Merger.

When is the Merger expected to occur?

It is anticipated that the Merger will occur on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one month after) the Information Statement is delivered to shareholders.

What will happen if the Merger does not occur?

If the Merger does not otherwise close, the Adviser, on behalf of the Target Fund, will consider what additional action to take. The Merger Agreement may be terminated and the Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties to the Merger Agreement.

Where can I find more information about the Target Fund, the Acquiring Fund and the Merger?

Additional information about the Acquiring Fund and the Target Fund can be found in their respective prospectuses and SAIs. The remainder of this Information Statement contains additional information about the Merger. You are encouraged to read the entire document. If you need any assistance, or have any questions regarding the Merger, please call the Adviser at (202) 584-0550.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

Comparison of Investment Objectives, Principal Investment Strategies, Principal Investments, and Principal Risks

The following section compares the investment objectives, principal investment strategies, principal investments and principal risks of the Target Fund with the investment objectives, principal investment strategies, principal investments and principal risks of the Acquiring Fund and highlights any differences. The investment objectives and principal investment strategies are identical while the principal risks of the Target Fund are essentially identical to those of the Acquiring Fund, other than minor differences including as a result of the recent organization of the Target Fund. Following the Merger, the Acquiring Fund’s risks will apply to shareholders of the combined Fund.

Investment Objectives

The Acquiring Fund and the Target Fund have identical investment objectives. Both the Target Fund and the Acquiring Fund have the primary investment objective to seek to generate current income while secondarily seeking long-term capital appreciation with low to moderate volatility and low correlation to the broader markets. The investment objective of each of the Target Fund and the Acquiring Fund is classified as non-fundamental, which means that it can be changed by the Board without shareholder approval.

Principal Investment Strategies

Each Fund pursues its respective investment objectives by investing substantially all of its assets in a diversified portfolio of residential and commercial real estate through majority-owned entities, joint ventures, and co-investment arrangements that offer rights to receive preferred economic returns. The following chart summarizes the principal investments in which the Target Fund and the Acquiring Fund may invest, which are identical.

Principal Investment:	Included in Investment Strategy of:
Senior Mortgage Loans	Target Fund and Acquiring Fund
B-Notes	Target Fund and Acquiring Fund
Mezzanine Loans	Target Fund and Acquiring Fund
Loan Participations	Target Fund and Acquiring Fund
CMBS	Target Fund and Acquiring Fund
Commercial CDOs	Target Fund and Acquiring Fund
Commercial REIT Senior Unsecured Debt	Target Fund and Acquiring Fund
Commercial Real Estate Equity Securities (including preferred and joint venture equity securities)	Target Fund and Acquiring Fund
Investments Through Majority-Owned Subsidiaries	Target Fund and Acquiring Fund
Other Real Estate-Related Assets	Target Fund and Acquiring Fund
Commercial Real Estate and Development Projects	Target Fund and Acquiring Fund
Residential Real Estate and Development Projects	Target Fund and Acquiring Fund
RMBS	Target Fund and Acquiring Fund
Residential CDOs	Target Fund and Acquiring Fund
Residential REIT Senior Unsecured Debt	Target Fund and Acquiring Fund
Residential Real Estate Equity Securities (including preferred and joint venture equity securities)	Target Fund and Acquiring Fund

For a list of recent holdings of the Acquiring Fund as of December 31, 2024, see Exhibit B. For more information as to the investment objectives, principal investment strategies and principal risks, see the sections titled “Investment Objective, Strategies and Policies” and “Risk Factors” in the prospectus of each of the Acquiring Fund and Target Fund and “Investment Objective and Policies” in each Fund’s SAI.

Each Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of private real estate (real property whose ownership interests are not traded on public markets) and publicly traded real estate-related investments. Such investments may be comprised of the following primary asset classes: (i) private CRE, and (ii) Publicly Traded Real Estate Securities. Generally, CRE assets are properties owned for business and investment purposes, as opposed to owner occupied properties serving as a primary residence. The CRE assets underlying each Fund’s Private CRE and Publicly Traded Real Estate Securities include office, retail and industrial properties, and certain multifamily and single family properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). Each Fund’s investments in Private CRE may include whole interests in real properties (under normal circumstances, a Fund does not expect to invest more than 50% of its net assets in whole interests in real properties), partial interests in real properties, mortgage debt, mezzanine debt (which is generally indebtedness secured by equity of an entity that owns real estate) and other private real estate investments, such as private real estate funds. Each Fund’s investments in Publicly Traded Real Estate Securities may include CMBS, RMBS and other equity or debt securities issued by real estate-related companies, REITs or real estate-related investment companies.

Although each Fund is a “non-diversified” investment company within the meaning of the 1940 Act, each Fund seeks to invest across a variety of real estate asset classes, property types, positions in the capital structure such as senior or subordinate mortgage debt, mezzanine debt, preferred equity and common equity, and geographic locations; however, each Fund anticipates that it will focus its CRE investments primarily in industrial, multifamily and single family residential real estate that is commercially owned, financed, and managed. These investments are expected to include, but will not necessarily be limited to, professionally-managed communities of single-family rentals that are purpose “build-for-rent” properties frequently located in contiguous portfolios.

On a long-term basis, under normal market conditions, the Adviser seeks to allocate each Fund’s portfolio generally in accordance with the following targeted percentages of net assets (plus the amount of any borrowings for investment purposes): 60-90% to Private CRE; and up to 40% to Publicly Traded Real Estate Securities and cash or cash equivalents and other short-term investments to facilitate liquidity for periodic repurchases. The Adviser will have the ability to allocate each Fund’s portfolio between Private CRE and Publicly Traded Real Estate Securities, subject to the supervision and direction of the Board.

Each Fund typically gains exposure to its Private CRE through Real Estate Investment Vehicles. The potential investment structure of the Real Estate Investment Vehicles themselves may also vary. The Real Estate Investment Vehicles may be entities, including special purpose vehicles, in which each Fund has a majority or minority interest or wholly owned subsidiaries of the Fund. The Real Estate Investment Vehicles are expected to primarily consist of entities in which a Fund will co-invest alongside Co-Investment Entities, subject to the terms and conditions of an exemptive order the Fund received from the SEC allowing the Fund and/or the Co-Investment Entities to co-invest alongside certain entities affiliated with or managed by the Adviser. To a lesser extent, the Real Estate Investment Vehicles may also consist of Wholly Owned Entities and Joint Venture Entities.

Each Fund may seek to originate, acquire and structure a wide variety of commercial real estate loans, including, without limitation, senior mortgage loans, subordinated mortgage loans (also referred to as B-Notes) or mezzanine loans, which may be in the form of whole loans, secured and unsecured loans, senior and second lien loans or similar investments, or participation interests in such loans or investments. The loans each Fund originates may vary in maturity and/or duration. Each Fund is not limited in the amount, size or type of loans it may originate, including with respect to a single borrower, other than pursuant to any applicable law. Each Fund’s origination of loans may also be limited by the Fund’s intention to maintain its qualification for taxation as a REIT.

Each Fund may invest in securities issued by private real estate funds that may be structured as corporations, limited partnerships or limited liability companies and that hold real estate assets including office, retail and industrial properties, and certain multifamily and single family residential and office properties that are commercially owned, financed, and managed (e.g., “build-to-rent”). Each Fund seeks, through private real funds, to focus primarily on private real estate investments or on investments in real estate operating companies that acquire, develop and manage real estate. As a result, a Fund will invest no more than 15% of its net assets in pooled investment vehicles, including private real estate funds, that would be investment companies but for Section 3(c)(1) or Section 3(c)(7) of the 1940 Act. Neither Fund has set a limitation on the amount of its investments that it may invest in all other private real estate funds (e.g., those not within the definitions of investment company under Section 3(a)(1) of the 1940 Act (not primarily engaged in investing, reinvesting or trading in securities and have less than 40% of their total assets, on an unconsolidated basis, in “investment securities” as defined in the 1940 Act), or are otherwise excluded from the definition of investment company by Section 3(c)(5)(C) of the 1940 Act because they are primarily engaged in purchasing or otherwise acquiring mortgages and other liens on and interests in real estate).

Each Fund may invest in securities of any credit quality, maturity and duration to enhance its income and capital appreciation potential and to provide liquidity to the overall portfolio. This may include, without limit, securities that are rated below investment grade by rating agencies or unrated securities that would be rated below investment grade if they were rated. Below investment grade securities, which are often referred to as “high yield” securities or “junk bonds,” may have speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.

Each Fund may invest in derivative instruments, such as options contracts, futures contracts, options on futures contracts, indexed securities, credit linked notes, credit default swaps and other swap agreements for investment, hedging and risk management purposes. For a further discussion of each Fund’s principal investment strategies, see “Investment Objective, Strategies and Policies” in each Fund’s prospectus.

Use of Leverage

The following chart compares the portfolio-wide leverage limits for the Target Fund and the Acquiring Fund, which are identical.

Fund	Portfolio-wide Leverage Target
Target Fund	0-33.33%
Acquiring Fund	0-33.33%

Each of the Target Fund and the Acquiring Fund may use leverage to provide additional funds to support its investment activities. Each Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt at the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles. Such special purpose vehicles would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If any such special purpose vehicle were to default on a loan and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the applicable Fund. When such property level debt is not recourse to the Target Fund and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act’s limitations on leverage, the Target Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the entity or joint venture holding such debt is a Subsidiary or the financial statements of the entity or joint venture holding such debt will be consolidated in the Target Fund’s financial statements. A “Subsidiary” is an unregistered entity in which the Fund invests in that the Fund primarily controls and that primarily engages in investment activities in securities or other assets. When such property level debt is not recourse to the Acquiring Fund, the Acquiring Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle (or other Real Estate Investment Vehicle) holding such debt is a wholly owned subsidiary of the Acquiring Fund or the financial statements of the special purpose vehicle (or other Real Estate Investment Vehicle) holding such debt will be consolidated in the Acquiring Fund’s financial statements in accordance with Regulation S-X and other accounting rules.

Each Fund may also incur entity level debt, including unsecured and secured credit facilities from certain financial institutions and other forms of borrowing (collectively, “Borrowings”) and is limited to 33 ⅓% of the Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such Borrowings (i.e., for every dollar of indebtedness from Borrowings, the Fund is required to have at least three dollars of assets). In addition, each Fund may enter into investment management techniques (including reverse repurchase agreements and derivative transactions) that have similar effects as leverage, but which are not subject to the foregoing 33 ⅓% limitation if effected in compliance with applicable SEC rules and guidance. Furthermore, each Fund may add leverage to its portfolio through the issuance of Preferred Shares (as defined in each Fund’s Operating Agreement) in an aggregate amount of up to 50% of each Fund’s total assets (less all liabilities and indebtedness not represented by 1940 Act leverage) immediately after such issuance (i.e., for every dollar of Preferred Shares outstanding, the Fund is required to have at least two dollars of assets). Currently, each Fund has no intention to issue Preferred Shares.

Principal Investments

As of December 31, 2024, the Acquiring Fund was invested in the following securities, project types, and market locations. Because the Target Fund commenced operations on [   ], 2025, the Target Fund had no assets as of December 31, 2024.

	Investment Types	Project Types	Locations
Acquiring Fund	Real Property (Joint Venture Equity Interest), Other Real Estate Related Investments	Single-Family Residential, Multi-Family Residential, Industrial	Various (United States based)

Principal Risks of Investing in the Target Fund and Acquiring Fund

Because the Target Fund and Acquiring Fund have identical investment objectives and principal investment strategies, and the Adviser acts as investment adviser to each Fund, the principal risks of the Target Fund and Acquiring Fund are essentially identical, other than minor differences including as a result of the recent organization of the Target Fund. The only substantive difference in principal risks between the Funds is that shareholders of the Target Fund are subject to New Fund Risk. The following sets forth the principal risks common to the Funds, as well as the noted difference:

Principal Risks Common to the Target Fund and the Acquiring Fund

The Target Fund and Acquiring Fund have the following risks in common:

•	Real Estate Investment Risk Generally	•	Non-Listed Closed-End Interval Fund; Liquidity Risk	•	Below Investment Grade (High Yield or Junk) Securities Risk

•	Commercial Real Estate Industry Risk	•	Repurchase Offers Risk	•	Capital Markets Risk

•	Risks Related to Specific Private CRE Property Types	•	Non-Diversification Risk	•	Leverage Risk

•	Risks of Investing Through Real Estate Investment Vehicles	•	Investment and Market Risk	•	Derivatives Risk

•	Risks of Investing in Private Real Estate Funds	•	Delay in Use of Proceeds Risk	•	Risks Related to the Fund’s Tax Status as a REIT

•	Mortgage Loan Risk	•	Distributions Risk	•	Tax Risks of Investing in the Fund

•	New Construction and Real Estate Development Risk	•	Illiquid Investment Risk

•	CMBS Risk	•	Valuation Risk

•	RMBS Risk	•	Management Risk

		•	Competition Risk

		•	Interest Rate Risk

For more information on these risks, see the section titled “Risk Factors” in the Target Fund’s and the Acquiring Fund’s respective prospectuses.

Principal Risks that Apply to the Target Fund, but not the Acquiring Fund

New Fund Risk.

The Fund is a newly-organized closed-end management investment company with no operating history. As a result, the Fund’s performance may not reflect how the Fund may be expected to perform over the long term.

Comparison of Fundamental and Non-Fundamental Investment Restrictions

The fundamental and non-fundamental investment restrictions of the Target Fund are identical to those of the Acquiring Fund, with one difference noted below in the section titled “Borrowing Money”, regarding how the Target Fund interprets its fundamental investment restrictions compared with the Acquiring Fund.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of each of the Target Fund and the Acquiring Fund and may not be changed without the approval of a majority of the outstanding voting shares of the applicable Fund. The vote of a majority of the outstanding voting shares of the applicable Fund means the vote, at an annual or special meeting, of (a) 67% or more of the outstanding voting shares present at such meeting, if the holders of more than 50% of the outstanding voting shares of the applicable Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the applicable Fund, whichever is the lesser. For purposes of the fundamental investment restrictions, the phrase “to the extent permitted under the 1940 Act and the rules and regulations thereunder” may be informed by guidance and interpretations of the SEC or its staff or exemptive relief from the SEC.

•	The Fund may borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may act as an underwriter of securities issued by others to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

•	The Fund may purchase or sell real estate and interests in real estate to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may invest in commodities or contracts relating to commodities to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may make loans to the extent permitted under the 1940 Act and the rules and regulations thereunder.

•	The Fund may not “concentrate” its investments in a particular industry or group of industries, except to the extent permitted under the 1940 Act and the rules and regulations thereunder; provided, however, that the Fund will, under normal market conditions, concentrate its investments in the securities of issuers in the real estate group of industries.

•	The Fund will make quarterly repurchase offers pursuant to Rule 23c-3 under the 1940 Act, as such rule may be amended from time to time, for between 5% and 25% of the Shares outstanding at NAV, unless suspended or postponed in accordance with regulatory requirements, and each repurchase pricing shall occur no later than the 14th day after the Repurchase Request Deadline (as defined in the prospectus), or the next business day if the 14th day is not a business day.

In addition, each Fund is classified as a “non-diversified company,” as that term is defined in the 1940 Act.

Additional Information Regarding Fundamental Investment Restrictions

The following are interpretations of the fundamental policies of each of the Target Fund and the Acquiring Fund and may be revised without shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Borrowing Money. Under current law as interpreted by the SEC and its staff, each Fund may borrow money in the amount of up to one-third of the Fund’s total assets for any purpose and up to 5% of the Fund’s total assets from banks or other lenders for temporary purposes. Each Fund’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires a Fund to maintain at all times an asset coverage of 300% of the amount of its borrowings. Each Fund expects to use proceeds from borrowing for investment purposes and to satisfy shareholder repurchase requests. Each Fund expects to utilize debt financing consisting of property level debt (mortgages on the Fund’s properties that are generally not recourse to the Fund) and entity level debt (non-mortgage debt at the Fund). Property level debt will be incurred by special purpose vehicles held by the Fund (including as part of a joint venture with a third party) and secured by real estate owned by such special purpose vehicles. Such special purpose vehicles would own real estate assets and would borrow from a lender using the owned property as mortgage collateral. If any such special purpose vehicle were to default on a loan, the lender’s recourse would be to the mortgaged property and the lender would typically not have a claim to other assets of the applicable Fund. When such property level debt is not recourse to the Target Fund and the entity holding such debt was not formed for the purpose of avoiding the 1940 Act’s limitations on leverage, the Target Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the entity or joint venture holding such debt is a Subsidiary (as defined above) or the financial statements of the entity or joint venture holding such debt will be consolidated in the Target Fund’s financial statements. When such property level debt is not recourse to the Acquiring Fund, the Acquiring Fund will not treat such non-recourse borrowings as senior securities (as defined in the 1940 Act) for purposes of complying with the 1940 Act’s limitations on leverage, unless the special purpose vehicle (or other Real Estate Investment Vehicle) holding such debt is a wholly-owned subsidiary of the Acquiring Fund or the financial statements of the special purpose vehicle (or other Real Estate Investment Vehicle) holding such debt will be consolidated in the Acquiring Fund’s financial statements in accordance with Regulation S-X and other accounting rules.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no cash dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%. Shareholders of preferred stock also must have the right, as a class, to elect at least two directors at all times and to elect a majority of directors if dividends on their stock are unpaid in certain amounts.

Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Each Fund’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate or interest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. Each Fund may invest in real estate or interests in real estate, securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security), mortgage-related securities, investment funds that invest in real estate through entities that may qualify as REITs, or in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs). Each Fund can invest in real estate or interest in real estate to the extent set out in the investment strategies and policies described in the applicable prospectus or SAI.

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities or contracts related to commodities, but does require that every investment company have a fundamental investment policy governing such investments. The extent to which each Fund can invest in commodities or contracts related to commodities is set out in the investment strategies and policies described in the applicable prospectus or SAI.

Loans. Under current law as interpreted by the SEC and its staff, each Fund may not lend any security if, as a result, more than 33 1/3% of its total assets would be lent to other parties. This restriction does not apply to purchases of debt securities or repurchase agreements or the origination of real estate-related loans by a Fund in accordance with its investment objective and policies. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Although the 1940 Act does not define what constitutes “concentration” in an industry or group of industries, under current law as interpreted by the SEC and its staff, any fund that invests more than 25% of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) is deemed to be “concentrated” in that industry or group of industries. Each Fund does not apply this restriction to (i) repurchase agreements collateralized by securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or (ii) securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, including U.S. government agency securities. Each Fund will consider the concentration policy of any underlying funds in which the Fund invests for purposes of the Fund’s concentration policy. For purposes of each Fund’s industry concentration policy, the Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Adviser may, but need not, consider industry classifications provided by third parties.

Non-Fundamental Investment Restrictions

In addition to the fundamental investment restrictions described above, the Board has adopted the following non-fundamental policy for each Fund, which may be changed or amended by action of the Board without approval of Shareholders.

80% Investment Policy. Should each Fund’s name suggest that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, the Fund’s policy of investing, under normal circumstances, “at least 80% of its net assets (plus the amount of any borrowings for investment purposes)” may be changed by the Board without shareholder approval. However, shareholders would receive at least 60 days’ notice prior to the effectiveness of the change.

Comparison of Shares and Distribution Arrangements

As of the date of this Information Statement, each of the Target Fund and the Acquiring Fund offer only Common Shares but have the authority to issue other classes of shares. In connection with the Merger, Common Shares of the Target Fund will be exchanged for Common Shares in the Acquiring Fund. Distribution arrangements for the Target Fund are identical to those for the Acquiring Fund.

Distribution Arrangements

The Target Fund and the Acquiring Fund offer their shares without the aid of an independent principal underwriter. The shares of the Target Fund and the Acquiring Fund are primarily offered and distributed by the Target Fund or the Acquiring Fund and its associated persons through the Fundrise Platform. The Fundrise Platform, which is owned and operated by Fundrise, LLC, a wholly-owned subsidiary of the Sponsor, is a software communication tool used by the Target Fund or the Acquiring Fund and its associated persons, at no cost, in conducting the offer and sale of the Target Fund’s and the Acquiring Fund’s shares. The Fundrise Platform consists solely of the investment platform available online at www.fundrise.com and through various mobile applications sponsored by the Sponsor, although the Fundrise Platform may expand or change over time. All associated persons who participate in the offer and sale of the Target Fund’s or the Acquiring Fund’s shares will be employees of the Sponsor or its affiliates. The Target Fund and Acquiring Fund do not pay Fundrise, LLC for the use of the Fundrise Platform. For more information, see “Plan of Distribution” in each of the Target Fund’s and the Acquiring Fund’s prospectus.

Payments to Financial Intermediaries

Shareholders may invest in the Target Fund or the Acquiring Fund through a financial intermediary. Financial intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each financial intermediary may also have its own rules about minimum initial investment amounts, minimum account balances, share transactions and limits on the number of share transactions you are permitted to make in a given time period. Financial intermediaries currently may only purchase shares through the Fundrise Platform. In the future, the Acquiring Fund may allow financial intermediaries to purchase shares through other distribution arrangements, subject to applicable laws. Each Fund has the discretion to modify or waive these requirements. For more information about your financial intermediary’s rules and procedures, you should contact your financial intermediary directly.

Comparison of Purchase and Redemption Procedures and Exchange Rights

Purchase and redemption procedures and exchange rights for the Target Fund are identical to those for the Acquiring Fund.

Purchase Procedures

The Target Fund’s and Acquiring Fund’s Common Shares are not publicly traded on a national securities exchange and are primarily appropriate as long-term investments. Shares of the Target Fund and Acquiring Fund may be purchased through the Fundrise Platform or through financial intermediaries. Financial intermediaries may only purchase shares of the Target Fund or the Acquiring Fund through the Fundrise Platform. The Target Fund’s and the Acquiring Fund’s shares may be purchased on a continuous basis at NAV per share. Each of the Target Fund and the Acquiring Fund are a closed-end interval fund, which provides for purchases of shares at NAV.

To maintain REIT tax status, the Target Fund and the Acquiring Fund, among other requirements, must have no more than 50% in value of their respective outstanding shares owned, either directly or indirectly, by five or fewer individuals, as defined in the Code to include certain kinds of entities, during the last half of any taxable year, other than the first year for which a REIT election for tax purposes is made. To assist the Target Fund and the Acquiring Fund in qualifying for taxation as a REIT, the Target Fund’s and the Acquiring Fund’s respective Operating Agreements each contain an aggregate share ownership limit and a common shares ownership limit. Generally, any of the Target Fund’s and Acquiring Fund’s shares owned by affiliated owners will be added together for purposes of the aggregate share ownership limit and any Common Shares owned by affiliated owners will be added together for purposes of the common shares ownership limit.

Redemption Procedures

The redemption plans of the Target Fund and the Acquiring Fund are identical. Each of the Target Fund and the Acquiring Fund will make quarterly offers to repurchase between 5% and 25% of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act, unless such offer is suspended or postponed in accordance with relevant regulatory requirements. Each Fund’s Board will approve the percentage of the Fund shares to be repurchased each quarter. Written notifications of each quarterly repurchase offer (the “Repurchase Offer Notice”) will be sent to shareholders of the applicable Fund at least 21 calendar days before the repurchase request deadline (i.e., the date by which shareholders can tender their shares in response to a repurchase offer) (the “Repurchase Request Deadline”); however, each Fund will seek to provide such written notification earlier but no more than 42 calendar days before the Repurchase Request Deadline.

The NAV will be calculated no later than the 14th calendar day (or the next business day if the 14th calendar day is not a business day) after the Repurchase Request Deadline (the “Repurchase Pricing Date”). Each Fund will distribute payment to shareholders within seven calendar days after the Repurchase Pricing Date. Each Fund’s offer to purchase shares is a fundamental policy that may not be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).

If a repurchase offer is oversubscribed and the applicable Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders tender an amount of shares greater than that which the Fund is entitled to purchase, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. Notwithstanding the foregoing, if a Fund’s repurchase offer pursuant to Rule 23c-3 under the 1940 Act is oversubscribed, each Fund may make a supplemental offer (pursuant to Rule 23c-1 under the 1940 Act) to repurchase shares that are tendered by the descendants or estate of a deceased shareholder (a “Legacy Repurchase”) in an amount determined by the Board, taking into account the liquidity of the Fund’s assets. In the event a Legacy Repurchase by a Fund is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis. The Fund’s repurchase offers may subject the Fund and shareholders to special risks.

Exchange Rights

Neither the Target Fund nor the Acquiring Fund offer pre-emptive, exchange or conversion rights.

Comparison of Distribution Policies

The Target Fund has a distribution policy and dividend reinvestment plan identical to that of the Acquiring Fund.

Each of the Target Fund and the Acquiring Fund expect to declare and make distributions on a quarterly basis, or more or less frequently as determined by the Board, in arrears. The distribution rate may be modified by the Board from time to time. The Board has reserved the right to change or suspend the distribution policy from time to time for the Target Fund and the Acquiring Fund. Under the dividend reinvestment plan of the Funds, and with the affirmative election by the shareholder, the dividends paid by the Acquiring Fund will automatically reinvest any dividends from net investment income or capital gains distributions into new shares.

Each of the Target Fund and the Acquiring Fund are subject to the REIT distribution requirements, which generally require that the Target Fund and the Acquiring Fund make aggregate annual distributions to shareholders of at least 90% of the Target Fund’s and the Acquiring Fund’s REIT taxable income, computed without regard to the dividends paid deduction and excluding net capital gain. Distributions will be authorized at the discretion of the Board and/or the Adviser, in accordance with the Target Fund or the Acquiring Fund’s earnings, present and reasonably projected future cash flows and general financial condition. The discretion of the Board will be directed, in substantial part, by the obligation to comply with the REIT requirements and to avoid U.S. federal income and excise taxes on retained income and gains.

For additional information about the dividend reinvestment plan, see the section titled “Dividend Reinvestment Plan” in the Target Fund’s and the Acquiring Fund’s respective prospectuses.

Comparison of Accounting Policies

There are no material differences in the accounting policies of the Target Fund as compared to the Acquiring Fund.

Comparison of Forms of Organization and Securities to be Issued

Each of the Target Fund and the Acquiring Fund was organized as a Delaware limited liability company pursuant to the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.) (the “Delaware LLC Act”) and each is registered under the 1940 Act, as a non-diversified, closed-end management investment company that is operated as an “interval fund.” As each of the Target Fund and the Acquiring Fund are a limited liability company formed under the Delaware LLC Act, there are no material differences between the rights of shareholders of the Target Fund as compared to the Acquiring Fund under the governing state laws. Except for one difference discussed under ‘Board Structure’ relating to fiduciary duties of directors and officers noted below, there are no differences in the rights to shareholders under the various governing documents for the Target Fund and the Acquiring Fund.

The following is a discussion of certain important provisions of the governing instruments of the Target Fund and the Acquiring Fund but is not intended to be a complete description. Further information about the Target Fund’s and the Acquiring Fund’s governance structure is contained in the Target Fund’s and Acquiring Fund’s respective SAIs, and the Target Fund’s and the Acquiring Fund’s respective governing documents, which are on file with the SEC.

Organization and Governing Law. The Target Fund was organized as a Delaware limited liability company on January 17, 2025 and the Acquiring Fund was organized as a Delaware limited liability company on April 5, 2019.

The Target Fund’s and the Acquiring Fund’s business and affairs are managed under the direction of their respective Board, which has overall responsibility for monitoring and overseeing the Target Fund’s and the Acquiring Fund’s management and operations. The Board has all powers necessary and convenient to carry out this responsibility, including the appointment and removal of the Target Fund’s and the Acquiring Fund’s officers. The Board appoints officers who are responsible for the day-to-day operations of the Target Fund and the Acquiring Fund and who execute policies authorized by the Board. The Target Fund and the Acquiring Fund are subject to federal securities laws, including, with respect to both the Target Fund and the Acquiring Fund, the 1940 Act and the rules and regulations promulgated by the SEC thereunder.

Registration under the 1940 Act. The Target Fund and the Acquiring Fund are registered under the 1940 Act as a closed-end interval fund. As registered funds, the Target Fund and the Acquiring Fund are subject to additional legal requirements, restrictions, and SEC oversight which generally offer greater protections to shareholders. As interval funds, and unlike most closed-end funds, which typically list their shares on a securities exchange, the Target Fund and the Acquiring Fund do not currently intend to list their shares for trading on any securities exchange, and do not expect any secondary market to develop for the shares in the foreseeable future. To provide some liquidity to shareholders, the Target Fund and the Acquiring Fund are structured as an “interval fund” and will conduct quarterly repurchase offers for a limited amount of the shares. The Target Fund and the Acquiring Fund, similar to a mutual fund, are subject to continuous asset in-flows (purchases), although not subject to continuous out-flows (redemptions).

Shares. The Target Fund and the Acquiring Fund are authorized to issue an unlimited number of Common Shares and Preferred Shares for any purpose at any time and from time to time to such persons for such consideration (which may be cash, property, services or any other lawful consideration) or for no consideration and on such terms and conditions as the Adviser shall determine, all without the approval of any shareholders. Each Common Share of the Target Fund and of the Acquiring Fund represents an equal, proportionate interest in such Target Fund or Acquiring Fund with other common shareholders of the Target Fund or Acquiring Fund. Neither the Target Fund nor the Acquiring Fund currently offer Preferred Shares or any share class other than Common Shares.

Common Shares of the Target Fund and the Acquiring Fund are entitled to receive distributions on an equal per-share basis. Such distributions, if any, made with respect to the Target Fund or the Acquiring Fund as are declared by the applicable Board with respect to the Target Fund and the Acquiring Fund, may vary in amount among the classes of the Target Fund or the Acquiring Fund to reflect class-specific expenses. Such distributions may be in cash, in kind or in additional shares.

In any liquidation of the Target Fund or Acquiring Fund, each common shareholder is entitled to receive his or her pro rata share of the net assets of the Target Fund or Acquiring Fund, after satisfaction of all outstanding liabilities and expenses. Holders of Common Shares of the Target Fund are entitled to the payment of distributions when, as and if declared by the respective Board for the Target Fund or the Acquiring Fund. Upon liquidation of the Target Fund, after paying or adequately providing for the payment of all liabilities and the liquidation preference with respect to any outstanding Preferred Shares, the Board or liquidator may distribute the remaining assets of the Target Fund among the holders of Common Shares on an equal per-share basis.

The Target Fund and the Acquiring Fund may authorize and issue Preferred Shares, with such rights as determined by the respective Board of the Target Fund or the Acquiring Fund, by action of the Board as applicable and without prior approval of the holders of Common Shares. Shareholders of the Target Fund’s and Acquiring Fund’s Common Shares have no preemptive right to purchase any Preferred Shares issued by such Target Fund or Acquiring Fund. Preferred shares offered by the Target Fund and the Acquiring Fund are subject to the limits imposed by the 1940 Act. Under the 1940 Act, the Target Fund and the Acquiring Fund may not issue Preferred Shares if, immediately after issuance, the Target Fund or the Acquiring Fund would have asset coverage (as defined in the 1940 Act) of less than 200% (i.e., for every dollar of Preferred Shares outstanding, the Target Fund or the Acquiring Fund is required to have at least two dollars of assets). Neither the Target Fund nor the Acquiring Fund currently intend to offer Preferred Shares.

The terms of the Preferred Shares, if any, including their distribution rate, voting rights, liquidation preference and redemption provisions, are determined by the respective Board of the Target Fund or the Acquiring Fund and reflected in a written action or actions approved by the Board, as applicable, in compliance with applicable law and the Target Fund’s or the Acquiring Fund’s Operating Agreement.

Shares of the Target Fund and the Acquiring Fund are subject to certain ownership limitations and transfer restrictions to assist the Target Fund or the Acquiring Fund in qualifying as a REIT. Generally, no person, other than an excepted holder as determined by the Target Fund or the Acquiring Fund’s Operating Agreement or respective Board may beneficially or constructively own shares in excess of 9.8% in value or in number of shares of the Target Fund or the Acquiring Fund, whichever is more restrictive, of the aggregate outstanding shares, or such other percentage determined by the Board of the Target Fund or Acquiring Fund in accordance with the Target Fund’s and the Acquiring Fund’s Operating Agreement. In addition, no person shall beneficially own or constructively own shares to the extent that such beneficial ownership or constructive ownership of shares would result in the Target Fund or the Acquiring Fund being “closely held” within the meaning of Section 856(h) of the Code or otherwise failing to qualify as a REIT.

If any issuance, sale, transfer, gift, assignment, devise or other disposition, as well as any other event that causes any person to acquire or change its beneficial ownership or constructive ownership of shares or the right to vote or receive distributions on shares, or any agreement to take any such actions or cause any such events (a “Transfer of Shares” or “Non-Transfer Event”) occurs which, if effective, would result in any person beneficially owning or constructively owning shares in violation of the preceding paragraph, then that number of shares the beneficial ownership or constructive ownership of which otherwise would cause such violation shall be automatically transferred to a trust for the benefit of a charitable beneficiary, as designated by the Target Fund or the Acquiring Fund, or one or more other beneficiaries, provided that each such beneficiary must be described in Section 501(c)(3) of the Code and contributions to each such organization must be eligible for deduction under each of Sections 170(b)(1)(A), 2055 and 2522 of the Code.

If the Board for the Target Fund or the Acquiring Fund shall at any time determine in good faith that a Transfer or Non-Transfer Event has taken place that results in a violation of the aforementioned limitations or that a person intends to acquire or has attempted to acquire beneficial ownership or constructive ownership of any shares in violation of these limitations (whether or not such violation is intended), the Board shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or Non-Transfer Event or otherwise prevent such violation, including, without limitation, causing the Target Fund or the Acquiring Fund to redeem shares, refusing to give effect to such Transfer or Non-Transfer Event on the books of the Target Fund or the Acquiring Fund or instituting proceedings to enjoin such Transfer or Non-Transfer Event; provided, however, that any Transfer or attempted Transfer or other event in violation of the limitations (or Non-Transfer Event) shall automatically result in the transfer to a trust, as described above, and, where applicable, such Transfer (or Non-Transfer Event) shall be void ab initio as provided above irrespective of any action (or non-action) by the respective Board as applicable.

Shareholder Meetings and Rights of Shareholders to Call a Meeting. Neither the Target Fund nor the Acquiring Fund is required to hold annual shareholders’ meetings under the Delaware LLC Act or their respective Operating Agreements except as required by applicable federal law. Neither the Target Fund nor the Acquiring Fund intends to hold annual meetings of shareholders. The governing documents of each Fund generally provide that special meetings of shareholders may be called for any purpose determined by the Board from time to time for the purpose of taking action upon any matter requiring the vote or authority of the shareholders or upon any other matter deemed by the Board to be necessary or desirable. The respective Operating Agreements of the Target Fund and the Acquiring Fund generally provides shareholders will have power to vote only: (i) for the election or removal of directors; (ii) with respect to such additional matters relating to the Target Fund or the Acquiring Fund as may be required by applicable law, the respective Operating Agreement, or any registration statement of the Target Fund or Acquiring Fund with the SEC (or any successor agency) or any state; and (iii) as the directors may consider necessary, advisable, or appropriate in their sole discretion. Outstanding shares may be voted in person or by proxy. In addition, any action requiring a vote or authority of the shareholders may be taken without a meeting if shareholders entitled to cast a sufficient number of votes to approve the matter as required by statute or the respective Operating Agreement, as the case may be, consent to the action in writing.

Quorum. For the Target and the Acquiring Fund, except when a larger quorum is required by any provision of the respective Operating Agreement or by applicable law, thirty-three and one-third percent (33 1/3%) of the shares entitled to vote shall constitute a quorum at a shareholders’ meeting. Except when a larger vote is required by applicable law or any provision of the respective Operating Agreement, when a quorum is present at any meeting, a majority of the shares shall decide any questions and a plurality of the shares voted shall elect a director, provided that where any provision of law or of the respective Operating Agreement requires that the holders of any series shall vote as a series (or that holders of a class shall vote as a class), then a majority of the shares of that series (or class) voted on the matter (or a plurality with respect to the election of a director) shall decide that matter insofar as that series (or class) is concerned.

Number of Votes; Aggregate Voting. The Governing Documents of the Target Fund and the Acquiring Fund provide that each common shareholder is entitled to one vote for each whole share held (and each fractional share is entitled to a proportionate fractional vote), on any and all matters submitted to the consent or approval of Members generally. Neither common shareholders of the Target Fund nor the Acquiring Fund are entitled to cumulative voting.

Liability of Shareholders. Consistent with the Delaware LLC Act, the Operating Agreement of the Target Fund and the Acquiring Fund generally provides that shareholders will not be subject to personal liability for the obligations of the Target Fund and the Acquiring Fund. Similar statutory or other authority limiting statutory trust shareholder liability does not apply in many other states, however, and a shareholder subject to proceedings in courts in other states, which may not apply Delaware law, may be subject to liability. To guard against this risk, each Operating Agreement contains an express disclaimer that a shareholder shall not be obligated personally for any such debt, obligation or liability of the Target Fund and the Acquiring Fund solely by reason of being a shareholder.

Liability of the Adviser. Consistent with the 1940 Act, the respective Operating Agreements of the Target Fund and the Acquiring Fund generally provide that no director, officer, employee or agent of the Target Fund or the Acquiring Fund shall be subject to any personal liability in connection with the assets or affairs of the Target Fund or the Acquiring Fund, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the “Standard of Conduct”).

Indemnification of the Adviser or the Board. The Operating Agreements of the Target Fund and the Acquiring Fund provides that, the Board, directors, officers, employees and agents (“Covered Persons”) shall be indemnified by the Target Fund or Acquiring Fund, as applicable, to the fullest extent permitted by applicable laws. The Operating Agreements of the Target Fund and the Acquiring Fund provide that every Covered Person shall be indemnified by the Target Fund and the Acquiring Fund for expenses actually or reasonably incurred in the defense or settlement of any proceeding to which such Covered Person is made a party or is threatened to be made a party by reason of the fact that such person is a Covered Person. The Target Fund or the Acquiring Fund may advance to such Covered Persons such expenses in advance of the proceeding’s final disposition.

Any indemnification required or permitted under the Operating Agreement (unless ordered by a court) must be made by the Target Fund or Acquiring Fund, unless a court determines in the specific case that indemnification of the Covered Person is not proper in the circumstances.

With respect to the Target Fund and the Acquiring Fund, in the event of a settlement, a Covered Person will not be indemnified unless there is a determination that they had not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties by a court; a majority of the directors of the Target Fund or the Acquiring Fund who are not “interested persons” and who are not parties to the matter; or by written opinion of independent legal counsel.

Amendment of Operating Agreement. Generally, the respective Board of the Target Fund and the Acquiring Fund have the right to amend the Operating Agreement of the Target Fund or the Acquiring Fund. No vote or consent of any shareholder of the Target Fund or the Acquiring Fund is required for any amendment, modification and/or restatement of the Operating Agreement except: (i) as determined by the directors in their sole discretion; or (ii) as required by applicable law, including the 1940 Act, but only to the extent so required.

Board Structure. The Board of the Target Fund and the Acquiring Fund are currently composed of five directors, four of whom are Independent Directors. The directors meet periodically throughout the year to discuss and consider matters concerning the Target Fund and the Acquiring Fund and to oversee the Target Fund’s and the Acquiring Fund’s activities, including its investment performance, compliance program and risks associated with its activities. Each respective Board oversees the management of the Target Fund and the Acquiring Fund, and the directors owe a fiduciary duty to the shareholders of the Target Fund and the Acquiring Fund. Each Fund’s Operating Agreement provides that, except as required by federal law including the 1940 Act, neither the directors nor any officer of the Target Fund shall owe any fiduciary duty to the Fund or any shareholder. However, the Target Fund’s Operating Agreement specifically states that nothing in such agreement shall apply to, or in any way limit, any duties (including state law fiduciary duties of loyalty and care) or liabilities of directors or officers of the Fund with respect to matters arising under the federal securities laws.

Jurisdiction. The respective Operating Agreements of the Target Fund and the Acquiring Fund provide that they be construed in accordance with and governed by the laws of the State of Delaware without regard to principles of conflict of laws, and that each shareholder of the Target Fund and the Acquiring Fund irrevocably submits to the non-exclusive jurisdiction and venue of any Delaware state court or U.S. federal court sitting in Wilmington, Delaware in any action arising out of the respective Operating Agreements. The respective Operating Agreements of the Target Fund and the Acquiring Fund further provide that any party to the respective Operating Agreement may, at its sole election, require that the sole and exclusive forum and remedy for resolution of a claim be final and binding arbitration which will be conducted in the Washington D.C. metro area. The mandatory arbitration provisions in the respective Operating Agreements of the Target Fund and the Acquiring Fund do not apply to claims arising under the federal securities laws. The respective Operating Agreements of the Target Fund and the Acquiring Fund also require that a shareholder’s right to a jury trial be waived to the fullest extent permitted by law in any litigation relating to the shareholder’s investment in the Target or the Acquiring Fund. As such, an individual purchasing shares in the Target Fund or the Acquiring Fund will be bound by the provisions of the respective Operating Agreements and will waive their right to a jury trial. There is a question regarding the enforceability of the exclusive jurisdiction forum provision in each Fund’s Operating Agreement because the 1933 Act and the 1940 Act permit shareholders to bring claims arising under such statutes in both state and federal courts.

Where to Find More Information

For more information about the management of the Target Fund or the Acquiring Fund, or their policies with respect to dividends and distributions, and the pricing, purchase, redemption and repurchase of shares of the Target Fund or the Acquiring Fund, U.S. federal income tax considerations relating to the ownership of shares of the Target Fund or the Acquiring Fund and distribution arrangements of the Target Fund or the Acquiring Fund, please see the Target Fund’s and the Acquiring Fund’s respective prospectuses.

THE MERGER

Summary of the Merger Agreement

The terms and conditions under which the Merger may be consummated are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below. A copy of the Merger Agreement is attached as Exhibit A to this Information Statement.

At the effective time of the Merger, (1) the Target Fund will be merged into the Acquiring Fund and the Acquiring Fund will be the surviving entity of the Merger and the separate existence of the Target Fund shall terminate; (2) the real and personal property, other assets, rights, privileges, immunities, powers, purposes, franchises, liabilities and obligations of the Target Fund will continue unaffected and unimpaired by the Merger and shall be merged into the Acquiring Fund; and (3) the Acquiring Fund will issue Acquiring Fund Common Shares to the shareholders of the Target Fund for each issued and outstanding Common Share of the Target Fund based on the “Exchange Ratio” for each issued and outstanding Common Share of the Target Fund. The “Exchange Ratio” will be the ratio calculated based on (i) the NAV per share, as of the “Valuation Time” (as defined in the Merger Agreement), of a Target Fund Common Share as determined in accordance with the valuation procedures of the Target Fund divided by (ii) the NAV per share, as of the Valuation Time, of an Acquiring Fund Common Share as determined in accordance with the valuation procedures of the Acquiring Fund. The NAV will be calculated in accordance with the requirements of the 1940 Act and Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance. Immediately following the effective time of the Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of the Target Fund, and shareholders of the Target Fund receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

The total value of the Acquiring Fund shares that shareholders will receive in the Merger will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Merger. No sales charges or redemption fees will be imposed in connection with the Merger.

The Target Fund and the Acquiring Fund will be required to make representations and warranties in the Merger Agreement that are customary in matters such as the Merger.

If all of the closing conditions set forth in the Merger Agreement are satisfied or waived, consummation of the Merger is currently expected to occur at 8:00 a.m. Eastern time on a date mutually agreed to by the parties to the Merger Agreement that is anticipated to occur as soon as reasonably practicable after (and in any event not earlier than one month after) the Information Statement is delivered to shareholders. (the “Merger Date”). The certificate of merger for the Merger will be filed with the Secretary of State of Delaware in advance of the Merger Date and will specify that the Merger shall become effective as of the Merger Date. A certificate of merger when effective with the Secretary of State of Delaware will also serve as the certificate of cancellation of the Target Fund.

If the Merger does not close with respect to the Target Fund, the Adviser will consider what additional action to take. The Merger Agreement may be terminated, and the Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties to the Merger Agreement.

Considerations in Approving the Merger

No Shareholder Vote Required

Each Fund’s Operating Agreement provides that the Board, in its sole discretion, may approve the Merger and that no shareholder approval is required under the Operating Agreement unless otherwise required by applicable law. The conditions permitting the Merger to occur without seeking a shareholder vote have been met by the Target Fund and by the Acquiring Fund. Under applicable rules under the 1940 Act, the types of differences between an acquired fund and an acquiring fund that would require the approval by the acquired fund’s shareholders for a merger generally include different boards of directors, materially different advisory contracts, materially different fundamental investment policies, or higher distribution fees for the acquiring fund as compared to the acquired fund. None of the factors requiring a shareholder vote are present in the Merger.

Approval by the Board

[The Adviser recommended that the Board approve the proposed Merger. The Adviser made the recommendation to the Board on [   ], 2025, including its view that the Merger would be in the best interest of each of the Target Fund and the Acquiring Fund and their respective shareholders. In connection with the Adviser’s recommendation, the Adviser provided information to the Board about the Merger, including information with respect to the Adviser.

The Board reviewed the Merger separately with respect to the interests of each Fund and its respective shareholders. After careful consideration, the directors, including the Independent Directors, unanimously approved the Merger Agreement. In approving the Merger, the Board, including the Independent Directors, determined that participation in the Merger is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger. The determination to approve the Merger was made on the basis of each director’s business judgment after consideration of all of the factors deemed relevant to each director taken as a whole, though individual directors may have placed different weights on various factors and assigned different degrees of materiality to various conclusions.

[   ]

After consideration of these and other factors they deemed appropriate, the Board determined that the Merger as proposed by the Adviser is in the best interests of the Funds and would not dilute the interests of the existing shareholders of the Funds.]

Certain U.S. Federal Income Tax Consequences of the Merger

The following is a general summary of certain U.S. federal income tax consequences of the Merger to U.S. holders and non-U.S. holders (as defined below) of Common Shares in the Target Fund (shares in any the Target Fund, “Target Fund Shares”), and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change, possibly with retroactive effect. These considerations are general in nature and individual shareholders should consult their tax advisers as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances.

This discussion assumes that holders of any Target Fund Shares hold such shares as a capital asset within the meaning of Section 1221 of the Code. This discussion does not address (i) U.S. federal taxes other than income taxes, (ii) state, local or non-U.S. taxes or (iii) tax reporting requirements, in each case, as applicable to the Merger. In addition, this discussion does not address U.S. federal income tax considerations applicable to holders of Target Fund Shares that are subject to special treatment under U.S. federal income tax law, including, for example:

•	financial institutions;

•	pass-through entities (such as entities treated as partnerships for U.S. federal income tax purposes);

•	insurance companies;

•	broker-dealers;

•	tax-exempt organizations;

•	subchapter S corporations;

•	dealers in securities or currencies;

•	traders in securities that elect to use a mark to market method of accounting;

•	persons that hold Target Fund Shares as part of a straddle, hedge, constructive sale,

•	conversion transaction, or other integrated transaction for U.S. federal income tax purposes;
•	regulated investment companies;

•	REITs;

•	certain U.S. expatriates;

•	non-U.S. holders, except to the limited extent discussed;

•	U.S. holders whose “functional currency” is not the U.S. dollar;

•	persons who acquired their Target Fund Shares through the exercise of an employee stock option or otherwise as compensation; and

•	shareholders who hold their Target Fund Shares in a tax-advantaged account, such as an individual retirement account (“IRA”) or qualified retirement plan.

For purposes of this discussion, a “holder” means a beneficial owner of Target Fund Shares, and a “U.S. holder” means a holder that is:

•	an individual who is a citizen or resident of the United States for U.S. federal income tax purposes;
•	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any political subdivision thereof (including the District of Columbia);
•	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or
•	any trust if (1) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place under the Treasury Regulations to be treated as a U.S. person.

For purposes of this discussion, a “non-U.S. holder” means a beneficial owner of Target Fund Shares that is a nonresident alien individual or a non-U.S. corporation for U.S. federal income tax purposes that is not engaged in a U.S. trade or business, is not (in the case of individuals) present in the U.S. for 183 days or more during the taxable year and is not otherwise subject to special treatment under the Code.

If a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds Target Fund Shares, the tax treatment of a partner in the partnership generally will depend on the status of the partner and the activities of the partnership. Any partnership or other entity or arrangement treated as a partnership for U.S. federal income tax purposes that holds Target Fund Shares, and the partners in such partnership (as determined for U.S. federal income tax purposes), should consult their tax advisors.

This discussion of certain U.S. federal income tax consequences of the Merger is not binding on the IRS. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any described herein.

The U.S. federal income tax rules applicable to the Merger and to REITs generally are highly technical and complex. Holders of Target Fund Shares are urged to consult their tax advisors regarding the specific tax consequences to them of the Merger, the ownership of Common Shares in the Acquiring Fund, and the Acquiring Fund’s qualification as a REIT, including the applicability and effect of U.S. federal, state, local and non-U.S. income and other tax laws, and potential changes in applicable tax laws, in light of their particular circumstances.

Material U.S. Federal Income Tax Consequences of the Merger

The Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of the Merger, meaning that shareholders generally should not be required to pay any U.S. federal income tax as a direct result of the Merger. As a condition to the consummation of the Merger, a tax opinion will be delivered (“Tax Opinion”) to the Target Fund and the Acquiring Fund to that effect. The Tax Opinion will be based on the facts, qualifications, exceptions and assumptions stated therein (as well as certain representations contained in tax representation letters provided by each Target Fund and the Acquiring Fund) and the existing U.S. federal income tax law, and conditioned on the Merger being completed in accordance with the Merger Agreement. The failure of the Target Fund or the Acquiring Fund to qualify as a REIT could cause the Merger to be taxable, and the Tax Opinion will assume that (i) commencing with its first REIT taxable year the Target Fund has qualified, and through its taxable year that ends with the Merger the Target Fund will continue to qualify, as a REIT and (ii) commencing with its first REIT taxable year the Acquiring Fund has qualified, and through its taxable year that includes the Merger the Acquiring Fund will continue to qualify, as a REIT. Opinions of counsel are not binding upon the IRS or the courts.

As a reorganization within the meaning of Section 368(a) of the Code, the material U.S. federal income tax consequences of the Merger are expected to be as follows:

•	The Target Fund generally will not recognize any gain or loss as a result of the Merger.

•	A holder of Target Fund Shares will recognize no gain or loss as a result of the Merger.

•	The aggregate tax basis of the Acquiring Fund Common Shares received by a holder will be the same as the aggregate tax basis of the Target Fund Shares surrendered in exchange therefor. If a holder acquired different blocks of Target Fund Shares at different times or at different prices, Treasury Regulations provide guidance on how such holder may allocate its tax basis to the Acquiring Fund Common Shares received in the Merger. Holders that hold multiple blocks of Target Fund Shares should consult their tax advisors regarding the proper allocation of their basis among Acquiring Fund Common Shares received in the Merger under these Treasury Regulations.

•	The holding period of the Acquiring Fund Common Shares received by a holder in connection with the Merger will include the holding period of the Target Fund Shares surrendered in the Merger, provided that the holder held the Target Fund Shares as capital assets.

•	Non-U.S. holders of Target Fund Shares will not be subject to U.S. federal income tax on the receipt of Acquiring Fund Common Shares (i) if the Target Fund is not a U.S. real property holding corporation (“USRPHC”) at the time of its Merger or (ii) if the Target Fund is a USRPHC at such time, if it is a “domestically controlled” REIT. The Target Fund will be a “domestically controlled” REIT if it qualifies as a REIT at such time and, at all times during a specified testing period ending at the time of the Merger, less than 50% in value of its outstanding shares are held directly or indirectly by non-U.S. holders. Although the Target Fund believes it will constitute a domestically controlled REIT at the time of the Merger, it cannot be certain that it will so qualify as a domestically controlled REIT. If the Target Fund is a USRPHC but not a domestically controlled REIT, a non-U.S. holder will be subject to U.S. federal income tax on gain with respect to Acquiring Fund Common Shares received in the Merger unless the Acquiring Fund is a USRPHC and not a domestically controlled REIT immediately after the Merger and certain procedural requirements are met.

•	If the Target Fund declares additional dividends or redeems shares close in time to the Merger, or if a former Target Fund shareholder redeems Acquiring Fund shares close in time to the Merger, it is possible the payment of such dividends or redemptions could be treated as part of the Merger consideration, in which case a U.S. holder generally would recognize gain, but not loss, equal to the lesser of (i) the amount of such dividend or redemption payment received or (ii) the excess, if any, of (a) the sum of the amount of such dividend or redemption proceeds received and the fair market value of the Acquiring Fund Common Shares received in the Merger (other than any shares treated as redeemed as part of the Merger) over (b) such holder’s adjusted tax basis in its shares of Target Fund Common Shares (including redeemed shares). The Acquiring Fund and the Target Fund intend to take the position that any such dividends or redemption proceeds are not part of the Merger consideration. However, such dividends or redemptions would nonetheless be subject to tax under the normal rules governing the taxation of dividends and redemptions if they are held by a taxable investor or in a taxable account.

If the Merger fails to qualify as a reorganization within the meaning of Section 368(a) of the Code, among other things:

•	The Merger would be treated as a taxable transaction with the Target Fund treated as selling its assets to the Acquiring Fund in exchange for Common Shares of the Acquiring Fund, which would then be followed by a taxable liquidation of the Target Fund. The holders of Target Fund Shares generally would recognize gain or loss on the receipt of Acquiring Fund Common Shares (although non-U.S. holders of Target Fund Shares would not be subject to U.S. federal income tax on the receipt of Acquiring Fund Common Shares if the Target Fund is not a USRPHC or is a domestically controlled REIT at the time of its Merger)

•	If the Target Fund does not qualify as a REIT at the time of the Merger, the Target Fund generally would recognize gain or loss on a deemed taxable transfer of its assets to the Acquiring Fund, which could result in a significant current tax liability for the Target Fund and thus the Acquiring Fund, as the surviving entity.

REIT Qualification of the Target Fund and Acquiring Fund

The Target Fund intends to qualify for treatment and will elect to be taxed as a REIT, in accordance with Sections 856 through 860 of the Code, and it believes that its past, current, and intended future organization and operations will permit the Target Fund to qualify for taxation as a REIT under Sections 856 through 860 of the Code through the taxable year ending on the Merger Date. The Acquiring Fund has elected to be treated as a REIT and believes that it has operated and will operate in a manner to qualify to be treated and taxed as a REIT under Sections 856 through 860 of the Code for each taxable year beginning with its first REIT taxable year.

Nonetheless, there is no guarantee that the Target Fund will qualify as a REIT, nor can there be a guarantee that the Acquiring Fund has qualified as a REIT and will continue to qualify as a REIT. This is because qualification and taxation as a REIT depends upon the ability of the Acquiring Fund and the Target Fund to meet numerous complex REIT qualification requirements imposed under the Code, including requirements relating to income, asset ownership, distribution levels and diversity of share ownership. There are only limited judicial and administrative interpretations of these requirements and many involve the determination of various factual matters and circumstances not entirely within the control of the Acquiring Fund or the Target Fund. Given the complex nature of the REIT qualification requirements, the ongoing importance of factual determinations and the possibility of future changes in the circumstances, there can be no assurance that the actual operating results of the Acquiring Fund and the Target Fund have satisfied or will satisfy the requirements for taxation as a REIT under the Code for any particular tax year. If the Acquiring Fund fails to qualify as a REIT post-merger it will be subject to tax at the regular U.S. federal corporate income tax rate.

Tax Liabilities and Attributes Inherited from the Target Fund

If the Target Fund failed to qualify as a REIT for any of its REIT taxable years and for which the applicable period for assessment had not expired, the Target Fund would be liable for (and Acquiring Fund may be obligated to pay) U.S. federal income tax on its taxable income for such years at the corporate income tax rate, and, assuming the Merger qualified as a reorganization within the meaning of Section 368(a) of the Code and the Acquiring Fund qualified as a REIT, the Acquiring Fund would be subject to tax on the built-in gain on the Target Fund asset existing at the time of the Merger if the Acquiring Fund were to dispose of the Target Fund asset within a statutory period, which would extend for five years following the Merger. Such tax would be imposed at the highest regular U.S. federal corporate income tax rate in effect at the date of the sale.

If the Acquiring Fund fails to qualify as a REIT for any of its REIT taxable years for which the applicable period for assessment has not expired, the Acquiring Fund would be liable for U.S. federal income tax on its taxable income at regular U.S. federal corporate income tax rates. Furthermore, the Acquiring Fund would not be able to re-elect REIT status until the fifth taxable year after the first taxable year in which such failure occurred.

Shareholder Considerations

Prior to the Merger, the Target Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its REIT taxable income (computed without regard to the deduction for dividends paid) and net capital gains. These distributions will be taxable to shareholders.

As shareholders of the Acquiring Fund following the Merger, shareholders of the Target Fund will receive a proportionate share (based on their ownership of Acquiring Fund Shares) of any taxable income and gains realized by the Acquiring Fund when such income and gains are eventually distributed by the Acquiring Fund. As a result of relative differences in tax attributes (such as unrealized appreciation) of the Target Fund that will carry over to the Acquiring Fund, the taxable portion of distributions paid by the Acquiring Fund following the Merger may be greater (or less) than the taxable portion of Target Fund distributions that would be paid to shareholders of the Target Fund had the Merger not occurred. In addition, if the combined Acquiring Fund, following the Merger, has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value as compared to the Target Fund, the Acquiring Fund may be required to make relatively larger distributions (as compared to the Target Fund if the Merger had not occurred) in order to meet REIT distribution requirements and avoid tax on retained income and gains.

Costs of the Merger

Each of the Target Fund and the Acquiring Fund will bear all costs and expenses arising directly from the Merger, without reimbursement, on a pro rata basis based on their relative net assets. The costs of the Merger include legal counsel fees and independent accountant fees but do not include any portfolio transaction costs arising from the merger (which will be borne by the Target Fund or Acquiring Fund and, in any case, is expected to be de minimis). The estimated total cost of the Merger is expected to be approximately $[   ].

Share Ownership by Large Shareholders, Management and Directors

[As of [   ], 2025, to the knowledge of each of the Target Fund or the Acquiring Fund, no shareholder holds more than 5% of the outstanding shares of each Fund. To the knowledge of the Acquiring Fund, as of [   ], 2025, the officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.]

Control Persons

A “control person” generally is a person who beneficially owns more than 25% of the voting securities of the Funds or has the power to exercise control over the management or policies of the Funds. [As of [   ], 2025, neither the Target Fund nor the Acquiring Fund know of any control persons of each Fund.]

OTHER MATTERS

Capitalization

The following table, which is unaudited, sets forth for the Merger the total net assets, number of shares outstanding and NAV per share of the Target Fund and the Acquiring Fund. This information is generally referred to as the “capitalization” of the Target Fund and the Acquiring Fund. The term “pro forma Acquiring Fund” means the expected capitalization of the Acquiring Fund after it has combined with the Target Fund. The pro forma Acquiring Fund row in the table assumes that the Mergers have taken place. The capitalization of the Target Fund and the Acquiring Fund is likely to be different on the Merger Date as a result of share purchase, redemption and market activity. As of December 31, 2024, the Target Fund had not commenced operations. The Target Fund is therefore not included in the table below. For accounting and financial information purposes, the Acquiring Fund will be the accounting survivor of the Merger, and, as such, the historical financial and performance information of the Target Fund will not continue post-Merger.

As of December 31, 2024	Net Assets	Net Shares Outstanding	Net Asset Value per Share
Acquiring Fund	$1,240,353,000	106,088,770	$11.69
Share Adjustments		62,409,519
Pro forma Acquiring Fund	$1,969,745,000	168,498,289	$11.69

WHERE TO FIND ADDITIONAL INFORMATION

This Information Statement and the related SAI do not contain all the information set forth in the registration statements, the exhibits relating thereto and the annual and semi-annual reports (as applicable) filed by the Target Fund or the Acquiring Fund as such documents have been filed with the SEC pursuant to the requirements of the 1933 Act and/or the 1940 Act, to which reference is hereby made. The SEC file numbers of the Target Fund and the Acquiring Fund which contain each Fund’s prospectus and related SAI, are as follows:

SEC File Number
	1933 Act	1940 Act
Target Fund	333-284436	811-24044
Acquiring Fund	333-231940	811-23448

Each of the Target Fund and the Acquiring Fund is subject to the informational requirements of the 1940 Act and in accordance therewith, files reports and other information with the SEC. Copies of reports, proxy material, registration statements and other information filed (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Information Statement is a part) may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov. The SEC maintains a website at www.sec.gov that contains information regarding the Target Fund and Acquiring Fund and other registrants that file electronically with the SEC.

EXHIBIT A

FORM OF AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

DATED

[   ], 2025

AMONG

Fundrise Real Estate Interval Fund II, LLC

AND

FUNDRISE REAL ESTATE INTERVAL FUND, LLC

AND FOR CERTAIN LIMITED PURPOSES

FUNDRISE ADVISORS, LLC

AGREEMENT OF MERGER AND PLAN OF REORGANIZATION

This Agreement of Merger and Plan of Reorganization (this “Agreement”) is dated as of [●], 2025 among:

(a)	Fundrise Real Estate Interval Fund II, LLC, a Delaware limited liability company (the “Non-Surviving Interval Fund”); and

(b)	Fundrise Real Estate Interval Fund, LLC, a Delaware limited liability company (the “Surviving Interval Fund”).

Fundrise Advisors, LLC, a Delaware limited liability company (the “Adviser”), joins this Agreement solely for purposes of Sections, 1.2, 1.4, 1.8, and 7.3.

The Non-Surviving Interval Fund and the Surviving Interval Fund together are referred to herein as the “Merger Parties” and each individually as a “Merger Party.”

WHEREAS, the Adviser, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”), and a wholly-owned subsidiary of Rise Companies Corp., serves as the investment adviser to each of the Merger Parties, which are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, as a closed-end management investment company that is operated as an “interval fund”;

WHEREAS, pursuant to the operating agreement of the Non-Surviving Interval Fund (the “Operating Agreement”), the Merger requires the approval of the Non-Surviving Interval Fund’s Board of Directors (the “Non-Surviving Interval Fund Board”), which has approved the Merger (as defined below) as of the date of this Agreement;

WHEREAS, pursuant to the operating agreement of the Surviving Interval Fund, the Merger requires the approval of the Surviving Interval Fund’s Board of Directors (the “Surviving Interval Fund Board”), which has approved the Merger as of the date of this Agreement;

WHEREAS, the Non-Surviving Interval Fund Board and the Surviving Interval Fund Board, as applicable, have determined that it is in the best interests of the Merger Parties and their respective shareholders for the Merger Parties to combine their businesses by way of a merger (the “Merger”), on the terms and subject to the conditions set forth in this Agreement and in accordance with the Delaware Limited Liability Company Act (6 Del. C. § 18-101 et seq.) (the “Act”);

WHEREAS, the Non-Surviving Interval Fund Board and the Surviving Interval Fund Board, as applicable, have each taken all actions required for the execution of this Agreement by the Merger Parties and to approve the consummation by the Merger Parties of the transactions contemplated hereby;

WHEREAS, the Merger Parties desire to make certain representations, warranties and agreements in connection with the execution of this Agreement and to prescribe various conditions to the Merger; and

WHEREAS, for U.S. federal income tax purposes, (i) the merger of the Non-Surviving Interval Fund into the Surviving Interval Fund pursuant to this Agreement is intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement is intended to be, and hereby is, adopted as a “plan of reorganization” for each such merger for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g).

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, intending to be legally bound, the Merger Parties agree as follows:

ARTICLE 1

THE MERGER

1.1       The Merger. At the Effective Time (as defined below), the Non-Surviving Interval Fund shall be merged with and into the Surviving Interval Fund, which shall be the surviving entity of the Merger. Except as specifically provided in this Agreement, when the Merger becomes effective, (a) the real and personal property, other assets, rights, privileges, immunities, powers, purposes and franchises of the Surviving Interval Fund shall continue unaffected and unimpaired by the Merger, (b) the separate existence of the Non-Surviving Interval Fund shall terminate, and its real and personal property, other assets, rights, liabilities, obligations, privileges, immunities, powers, purposes and franchises shall be merged into the Surviving Interval Fund, and (c) the Merger shall have the other effects specified in Section 209 of the Act.

1.2      Issuance of Surviving Interval Fund Shares. At the Effective Time described below, the Surviving Interval Fund shall issue to each of the shareholders of the Non-Surviving Interval Fund Common Share(s) (as defined in the Operating Agreement) of the Surviving Interval Fund based on the “Exchange Ratio” for each issued and outstanding Common Share of the Non-Surviving Interval Fund (each such number of Surviving Interval Fund Common Shares (as defined in the Surviving Interval Fund’s operating agreement) being exchanged, the “Exchange Shares”). The Merger Parties acknowledge that the “Exchange Ratio” will be the ratio calculated based on (i) the net asset value (“NAV”) per share, as of the Valuation Time (as defined below), of a Non-Surviving Interval Fund Common Share as determined in accordance with the valuation procedures of the Non-Surviving Interval Fund divided by (ii) the NAV per share, as of the Valuation Time, of a Surviving Interval Fund Common Share as determined in accordance with the valuation procedures of the Surviving Interval Fund. The NAV will be calculated in accordance with the requirements of the 1940 Act and Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance.

1.3     Distribution to Non-Surviving Interval Fund Shareholders. Immediately following the Effective Time, the Non-Surviving Interval Fund shareholder’s Exchange Shares shall be reflected (i) on the books and records of the Surviving Interval Fund and its transfer agent, Computershare, Inc. and (ii) under such shareholder’s individual account on the online investment platform available at www.fundrise.com. Shareholders of the Non-Surviving Interval Fund receiving Exchange Shares shall be admitted as shareholders of the Surviving Interval Fund according to the terms of the Surviving Interval Fund’s operating agreement.

1.4       Merger of the Non-Surviving Interval Fund into the Surviving Interval Fund. On behalf of the Non-Surviving Interval Fund, the Adviser shall file a certificate of merger (the “Certificate of Merger”) substantially in the form of Exhibit A with the Delaware Secretary of State merging the Non-Surviving Interval Fund with and into the Surviving Interval Fund in accordance with the terms of this Agreement and its Operating Agreement.

1.5       Tax Treatment. For U.S. federal income tax purposes, the merger of the Non-Surviving Interval Fund with and into the Surviving Interval Fund is intended to be treated as a “reorganization” within the meaning of Section 368(a) of the Code, and (ii) this Agreement is intended to be, and hereby is, adopted as a “plan of reorganization” for the purposes of Section 368 of the Code and Treasury Regulations Section 1.368-2(g). No Merger Party shall take any position for income tax purposes that is inconsistent with such treatment, except to the extent required pursuant to a “determination” within the meaning of Section 1313(a) of the Code.

1.6       Redemptions Prior to the Merger. Shareholders of the Non-Surviving Interval Fund may continue submitting redemption requests until the Effective Time in accordance with the terms of the Non-Surviving Interval Fund’s registration statement on Form N-2.

1.7       Application of Surviving Interval Fund Provisions to Non-Surviving Interval Fund Shareholders. Upon completion of the Merger, the former shareholders of the Non-Surviving Interval Fund shall be subject to all the rights and obligations of shareholders under the Surviving Interval Fund’s operating agreement.

1.8       Distributions from Non-Surviving Interval Fund. If the Non-Surviving Interval Fund has declared distributions prior to the Effective Time, or, after the date hereof, declares distributions prior to the Effective Time, in either case which distributions have not yet been paid to shareholders of the Non-Surviving Interval Fund at the Effective Time (“Unpaid Distributions”), the Non-Surviving Interval Fund shall retain an amount of cash equal to such Unpaid Distributions, which cash shall be transferred to the Surviving Interval Fund by operation of law as a result of the Merger. The Surviving Interval Fund, as successor to the Non-Surviving Interval Fund, shall thereafter pay such Unpaid Distributions on behalf of the Non-Surviving Interval Fund to the former shareholders of the Non-Surviving Interval Fund so as to give effect to the terms of any declared distributions made by the Non-Surviving Interval Fund prior to the Effective Time.

ARTICLE 2

EFFECTIVE TIME OF MERGER

2.1       Date of the Merger. The Merger shall take place prior to the open of business on [   ], 2025, or such other date mutually agreed to by the Merger Parties (the “Merger Date”) after the SEC declares effective a combined information statement/prospectus filed by the Surviving Interval Fund (the “Prospectus”) to be included in a Registration Statement on Form N-14 (the “Registration Statement”), and all of the conditions in Article 5 have been satisfied or waived by the Merger Parties. The Merger Date may be changed with the consent of the Merger Parties.

2.2       Valuation Time. The time of valuation shall be 4:00 p.m. Eastern time on [   ], 2025, or such other date and time mutually agreed to by the Merger Parties (the “Valuation Time”).

2.3       Execution of Certificate of Merger. The Surviving Interval Fund shall execute the Certificate of Merger substantially in the form of Exhibit A, and the Non-Surviving Interval Fund shall cause the Certificate of Merger to be filed with the Delaware Secretary of State in advance of the Merger Date, which shall specify that the Merger shall become effective as of the Effective Time on the Merger Date.

2.4       Effective Time of the Merger. The Merger shall become effective at [8:00 a.m. Eastern time] on the Merger Date (the “Effective Time”).

ARTICLE 3

REPRESENTATIONS AND WARRANTIES

3.1       Representations and Warranties of the Non-Surviving Interval Fund. The Non-Surviving Interval Fund represents and warrants to the Surviving Interval Fund as follows:

(a)       The Non-Surviving Interval Fund is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b)       As of the Merger Date, the Non-Surviving Interval Fund will be a duly registered investment company classified as a closed-end management investment company that is operated as an “interval fund,” and its registration with the SEC as an investment company under the 1940 Act will be in full force and effect.

(c)       The information provided by the Non-Surviving Interval Fund for use in the Registration Statement and Prospectus shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto.

(d)      The Non-Surviving Interval Fund has all power and authority necessary to enable it to enter into this Agreement and carry out the transactions contemplated by this Agreement. All actions necessary to authorize the Non-Surviving Interval Fund to enter into this Agreement and carry out the transactions contemplated by it have been taken. This Agreement has been duly executed by the Non-Surviving Interval Fund and is a valid and binding agreement of the Non-Surviving Interval Fund, enforceable against it in accordance with its terms.

(e)       Neither the execution and delivery of this Agreement nor completion of the Merger shall violate or constitute a breach of, or result in a default under, any agreement to which the Non-Surviving Interval Fund is a party or by which it, or any of its properties, is bound, or any law or any order of any court or other governmental authority having jurisdiction over the Non-Surviving Interval Fund.

(f)       The Non-Surviving Interval Fund is not in violation in any material respect of any provisions of the Non-Surviving Interval Fund’s organizational documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Non-Surviving Interval Fund is a party or by which the Non-Surviving Interval Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(g)       There are no current or pending dissolution, liquidation, forfeiture or revocation proceedings regarding the Non-Surviving Interval Fund.

(h)      There are no material legal, administrative or other proceedings pending or, to the knowledge of the Non-Surviving Interval Fund, threatened against the Non-Surviving Interval Fund, which assert liability on the part of the Non-Surviving Interval Fund. The Non-Surviving Interval Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(i)      There is no action pending or, to the knowledge of the Non-Surviving Interval Fund, threatened in writing by or before any governmental authority against the Non-Surviving Interval Fund or any officer of the Non-Surviving Interval Fund, and neither the Non-Surviving Interval Fund, nor any of its property, is subject to any outstanding order of any governmental authority.

(j)      All of the outstanding Common Shares of the Non-Surviving Interval Fund, if any, are duly authorized, validly issued and fully paid and holders of such shares shall have no obligation to make payments or contributions to the Non-Surviving Interval Fund or its creditors solely by reason of their ownership of such shares.

(k)       No dissenters’ or appraisal rights shall be available to the holders of Common Shares of the Non-Surviving Interval Fund as a result of, or in connection with, the Merger and the other transactions contemplated by this Agreement.

(l)       The Non-Surviving Interval Fund has no material contracts or other commitments (other than this Agreement and such other contracts as may be entered into in the ordinary course of its business) that if terminated may result in material liability to the Non-Surviving Interval Fund or under which (whether or not terminated) any material payments for periods subsequent to the Merger Date will be due from the Non-Surviving Interval Fund.

(m)       If and to the extent applicable, upon filing its first federal income tax return following the completion of its first taxable year, the Non-Surviving Interval Fund will elect to be a “real estate investment trust” under the Code (“REIT”) and, from the beginning of its first taxable year, the Non-Surviving Interval Fund will take all steps necessary to ensure that it qualifies and will be treated as a REIT. As of the Effective Time, no federal, state or other tax returns of the Non-Surviving Interval Fund will have been required by law to be filed and no federal, state or other taxes will be due by the Non-Surviving Interval Fund. Consequently, as of the Effective Time, the Non-Surviving Interval Fund will not have any tax deficiency or liability asserted against it, and the Non-Surviving Interval Fund will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

(n)       No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Non-Surviving Interval Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act and state securities or “Blue Sky” laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

3.2       Representations and Warranties of the Surviving Interval Fund. The Surviving Interval Fund represents and warrants to the Non-Surviving Interval Fund as follows:

(a)       The Surviving Interval Fund is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware.

(b)       The Surviving Interval Fund is a duly registered investment company classified as a closed-end management investment company that is operated as an “interval fund,” and its registration with the SEC as an investment company under the 1940 Act is in full force and effect.

(c)      On the Merger Date, the Registration Statement under the 1933 Act with respect to the Exchange Shares will, as of the Merger Date, be in full force and effect and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Surviving Interval Fund, threatened by the SEC, and such registration statement will conform in all material respects to the applicable requirements of the 1933 Act and the rules and regulations of the SEC thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)       The information provided by the Surviving Interval Fund for use in the Registration Statement and Prospectus shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations as applicable thereto.

(e)       The Surviving Interval Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the Surviving Interval Fund’s currently effective prospectus and statement of additional information, as amended or supplemented from time to time.

(f)       The Surviving Interval Fund has all power and authority necessary to enable it to enter into this Agreement and carry out the transactions contemplated by this Agreement. All actions necessary to authorize the Surviving Interval Fund to enter into this Agreement and carry out the transactions contemplated by it have been taken. This Agreement has been duly executed by the Surviving Interval Fund and is a valid and binding agreement of the Surviving Interval Fund, enforceable against it in accordance with its terms.

(g)       Neither the execution and delivery of this Agreement nor completion of the Merger shall violate or constitute a breach of, or result in a default under, any agreement to which the Surviving Interval Fund is a party or by which it, or any of its properties, is bound, or any law or any order of any court or other governmental authority having jurisdiction over the Surviving Interval Fund.

(h)      The Surviving Interval Fund is not in violation in any material respect of any provisions of the Surviving Interval Fund’s organizational documents or of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Interval Fund is a party or by which the Surviving Interval Fund is bound, and the execution, delivery and performance of this Agreement will not result in any such violation.

(i)       There are no current or pending dissolution, liquidation, forfeiture or revocation proceedings regarding the Surviving Interval Fund.

(j)       There are no material legal, administrative or other proceedings pending or, to the knowledge of the Surviving Interval Fund, threatened against the Surviving Interval Fund, which assert liability on the part of the Surviving Interval Fund. The Surviving Interval Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

(k)       There is no action pending or, to the knowledge of the Surviving Interval Fund, threatened in writing by or before any governmental authority against the Surviving Interval Fund or any officer of the Surviving Interval Fund, and neither the Surviving Interval Fund, nor any of its property, is subject to any outstanding order of any governmental authority.

(l)       All of the outstanding Common Shares of the Surviving Interval Fund, if any, are duly authorized, validly issued and fully paid and holders of such shares shall have no obligation to make payments or contributions to the Surviving Interval Fund or its creditors solely by reason of their ownership of such shares.

(m)      The Exchange Shares to be issued and delivered pursuant to the terms of this Agreement will at the Merger Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Surviving Interval Fund, and will be fully paid and non-assessable by the Surviving Interval Fund, and no shareholder of the Surviving Interval Fund will have any preemptive right of subscription or purchase in respect thereof.

(n)       No dissenters’ or appraisal rights shall be available to the holders of Common Shares of the Surviving Interval Fund as a result of, or in connection with, the Merger and the other transactions contemplated by this Agreement.

(o)       The Surviving Interval Fund has elected to be treated as a REIT under the Code, has qualified to be treated as a REIT since the date of such election, and will be so treated for its taxable year that includes the Merger Date.

(p)       As of the Merger Date, all material Returns (as defined below) of the Surviving Interval Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision shall have been made for the payment thereof. No such material Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Surviving Interval Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Surviving Interval Fund’s financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto).

(q)       The Surviving Interval Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities or “Blue Sky” laws as it may deem appropriate in order to continue its operations after the Merger Date.

3.3       Termination of Representations and Warranties. The representations and warranties in this Article 3 shall terminate at the Effective Time, and no Merger Party or other person shall have any rights or claims as a result of any of those representations and warranties after the Effective Time.

ARTICLE 4

ACTIONS PRIOR TO THE MERGER

4.1       Activities of the Non-Surviving Interval Fund Until Effective Time. From the date of this Agreement until the Effective Time, the Non-Surviving Interval Fund shall, and shall cause each of its subsidiaries to:

(a)       operate its business in the ordinary course and in a manner consistent with the manner in which it is being operated at the date of this Agreement; and

(b)       take all reasonable steps available to it to maintain the goodwill of its business.

4.2       Efforts Regarding Merger. Each Merger Party shall use its best efforts to cause the Merger to take place on the Merger Date, or as soon after that date as is practicable.

4.3       Registration Statement. The Merger Parties shall cooperate in preparing the Prospectus and Registration Statement, which the Surviving Interval Fund have filed for registration under the 1933 Act, of the Exchange Shares to be distributed to the Non-Surviving Interval Fund’s shareholders, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Non-Surviving Interval Fund will provide the Surviving Interval Fund with information reasonably requested for the preparation of the Registration Statement. The information furnished by or on behalf of the Non-Surviving Interval Fund for use in the Registration Statement or Prospectus, and the information furnished by the Surviving Interval Fund for use in the Registration Statement or Prospectus, shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable thereto.

4.4       Efforts Relating to REIT Status; Reorganization Qualification.

(a)       Each Merger Party and its subsidiaries (if any) shall not take any action that would, or fail to take any action the failure of which to be taken would, reasonably be expected to cause (1) such Merger Party to fail to qualify as a REIT, as applicable, or (2) any subsidiary of such Merger Party to cease to be treated as any of (A) a partnership or disregarded entity for U.S. federal income tax purposes or (B) a qualified REIT subsidiary or a taxable REIT subsidiary under the applicable provisions of the Code, as the case may be; and

(b)       Each Merger Party and its subsidiaries shall use commercially reasonable efforts (before and, as relevant, after the Effective Time) to cause the Merger to qualify as a “reorganization” within the meaning of Section 368(a) of the Code.

ARTICLE 5

CONDITIONS TO THE MERGER

5.1       Conditions to Merger Parties’ Obligations. The obligations of each of the Merger Parties to complete the Merger are subject to the following conditions (which each Merger Party may waive as to itself, but not as to the other Merger Parties):

(a)       the approval of the Merger by the Non-Surviving Interval Fund Board and Surviving Interval Fund Board, as applicable for each Merger Party, each of which has been obtained;

(b)       the Registration Statement shall have become effective under the 1933 Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Merger Parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated;

(c)      all consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state “Blue Sky” and securities authorities) deemed necessary by the Non-Surviving Interval Fund or the Surviving Interval Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except when failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Non-Surviving Interval Fund or the Surviving Interval Fund;

(d)       the Registration Statement will be distributed to the Non-Surviving Interval Fund’s shareholders in compliance with applicable requirements;

(e)       no order, injunction or decree issued by any court or agency of competent jurisdiction or other legal restraint or prohibition enacted or promulgated by any governmental entity restraining, enjoining or otherwise prohibiting the consummation of the Merger shall be in effect;

(f)       as of the date of this Agreement and the Effective Time, there are no state of facts, event, change, effect, development, condition or occurrence that, individually or in the aggregate, has had or would reasonably be expected to have a Material Adverse Effect on either Merger Party. “Material Adverse Effect” is defined as any fact, circumstance, event, change, effect or occurrence that, individually or in the aggregate with all other facts, circumstances, events, changes, effects or occurrences, has had or would be reasonably likely to have a material adverse effect on (i) the business, condition (financial or otherwise) or results of operations of a Merger Party, taken as a whole, or (ii) the ability of such Merger Party to perform its obligations under this Agreement or to consummate the Merger;

(g)       the representations and warranties set forth in Article 3 are true and correct in all respects, in each case as of the date of this Agreement and the Effective Time, except where any failures of such representations or warranties to be so true and correct would not have, individually or in the aggregate, a Material Adverse Effect on either Merger Party;

(h)       the Merger Parties shall have received a tax opinion of Ropes & Gray LLP (or such other reputable tax counsel as may be reasonably acceptable to the Merger Parties), dated as of the date of the Effective Time, to the effect that, on the basis of facts, representations and assumptions set forth or referred to in such opinions, the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Code. In rendering such opinion, tax counsel shall be permitted to rely upon the tax representation letters described in Section 5.2; and

(i)        the Merger Parties have performed all obligations and complied with all covenants required by this Agreement to be performed or complied with by them.

5.2       Merger Party Representation Letters. Each Merger Party shall deliver to Ropes & Gray LLP or other counsel described in Section 5.1(h), a tax representation letter, dated as of the date of the Effective Time and signed by an authorized officer or adviser of such Merger Party, containing representations of such Merger Party for purposes of rendering the opinion described in Section 5.1(h).

5.3       No Fairness Opinions. The Merger Parties shall not be required to deliver any opinions from financial advisers in connection with the Merger other than as required for the Prospectus, if any.

ARTICLE 6

TERMINATION

6.1       Right to Terminate. This Agreement may be terminated at any time prior to the Effective Time (even though the Non-Surviving Interval Fund Board and the Surviving Interval Fund Board, as applicable, have approved the Merger) by:

(a)       mutual consent of the Merger Parties in a written instrument; and

(b)       on behalf of any individual Merger Party, by the Non-Surviving Interval Fund Board (with respect to the Non-Surviving Interval Fund) or the Surviving Interval Fund Board (with respect to the Surviving Interval Fund) in writing to the other Merger Parties.

6.2      Effect of Termination. If this Agreement is terminated pursuant to this Article 6, after this Agreement is terminated, none of the Merger Parties which have terminated this Agreement shall have any further rights or obligations under this Agreement. Nothing contained in this Section shall, however, relieve any Merger Party from liability for a breach of this Agreement which occurs before this Agreement is terminated.

ARTICLE 7

GENERAL

7.1      Expenses. Each Merger Party will bear the costs and expenses arising directly from the Merger contemplated by this Agreement pro rata based on their relative net assets as of the Merger Date, whether or not the Reorganization is consummated for any reason; provided, however, that any portfolio transaction costs associated with the Merger shall be borne directly by such Merger Party.

7.2     Indemnification for Prior Acts. The Surviving Interval Fund shall honor, and shall not amend or modify for at least six years after the date of this Agreement, any obligations of a Merger Party to indemnify the Adviser or William Thomas Lockard, Jr., the independent representative of the predecessor funds to the Non-Surviving Interval Fund (the “Indemnified Parties”), with respect to matters which occur prior to the Effective Time. The provisions of this Section 7.2 are intended to be for the benefit of, and shall be enforceable by, the Indemnified Parties.

7.3      Press Releases. The Adviser shall make all decisions regarding whether to issue, and the substance of, any press releases or other public statements with respect to this Agreement or the Merger.

7.4      Entire Agreement. This Agreement contains the entire agreement between the Merger Parties relating to the Merger transactions that are the subject of this Agreement, and all prior negotiations, understandings and agreements between the Merger Parties relating to the Merger are superseded by this Agreement. None of the Merger Parties have relied on any representations, warranties, understandings or agreements concerning the Merger transactions that are the subject of this Agreement other than those expressly set forth in this Agreement.

7.5      Benefit of Agreement. This Agreement is for the benefit of the parties to it, their respective successors and any permitted assigns. Except as stated in Section 7.2, this Agreement is not intended to be for the benefit of, or to give any rights to, anybody other than the parties, their respective successors and any permitted assigns.

7.6      Assignments. Neither this Agreement nor any right of any party under it may be assigned.

7.7      Captions. The captions of the articles and sections of this Agreement are for convenience only, and do not affect the meaning or interpretation of this Agreement.

7.8      Notices and Other Communications. Any notice or other communication under this Agreement must be in writing and shall be deemed given when it is delivered in person or sent by facsimile or electronic mail (with proof of receipt at the required facsimile number or email address), on the business day after the day on which it is delivered to a major nationwide overnight delivery service with instructions to make next business day delivery, or on the third business day after the day on which it is mailed by first class mail from within the United States of America, addressed as follows:

If to the Merger Parties and the Adviser:

Fundrise Real Estate Interval Fund II, LLC

Fundrise Real Estate Interval Fund, LLC

Fundrise Advisors, LLC

Attn: Bjorn Hall

11 Dupont Circle NW, 9th FL,

Washington, District of Columbia 20036

Email: bjorn@fundrise.com

with a copy to:

Paul J. Delligatti, Esq.

Kirkland & Ellis LLP

1301 Pennsylvania Avenue, N.W.

Washington, D.C. 20004

Email: paul.delligatti@kirkland.com

and

Elizabeth J. Reza, Esq.

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

Email: elizabeth.reza@ropesgray.com

7.9      Governing Law. This Agreement shall be governed by, and construed under, the laws of the State of Delaware, without regard to conflict of laws principles that would apply the laws of any other jurisdiction.

7.10    Amendments. This Agreement may be amended and any provision waived by, but only by, a document in writing signed by both of the Merger Parties.

7.11    Counterparts. This Agreement may be executed in two or more counterparts, some of which may contain facsimile signatures of some of the parties. Each of those counterparts shall be deemed to be an original copy of this Agreement, but all of them together shall constitute one and the same agreement.

(Signatures on following page)

IN WITNESS WHEREOF, each of the Merger Parties and the Adviser have executed this Agreement, intending to be legally bound by it, on the day shown on the first page of this Agreement.

NON-SURVIVING INTERVAL FUND

Fundrise Real Estate Interval Fund II, LLC

By:
Name:
Title:

SURVIVING INTERVAL FUND

Fundrise Real Estate Interval Fund, LLC

By:
Name:
Title:

WITH RESPECT TO SECTIONS, 1.2, 1.4, 1.8, AND 7.3 ONLY:

Fundrise Advisors, LLC

By:
Name:
Title:

Exhibit A

Certificate of Merger

[To be inserted.]

Exhibit B

Investments Held by the Acquiring Fund

As of December 31, 2024.

Investment Type
	Senior Secured Loans	Mezzanine Loans	Real Property (Preferred Equity Interest)	Real Property (Joint Venture Equity Interest)	Real Property (Wholly- Owned Investments)	Other Real Estate Related Investments
Acquiring Fund				X		X

B-1

THE INFORMATION CONTAINED IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES, AND IT IS NOT A SOLICITATION OF AN OFFER TO BUY THESE SECURITIES, IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

SUBJECT TO COMPLETION, DATED JULY 18, 2025

Part B

STATEMENT OF ADDITIONAL INFORMATION

DATED [   ], 2025

to the

Combined Information Statement/Prospectus on Form N-14 Filed by:

Fundrise Real Estate Interval Fund, LLC (the “Acquiring Fund”)

11 Dupont Circle NW, 9th Floor,
Washington, D.C. 20036
(202) 584-0550

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Combined Information Statement/Prospectus for the Acquiring Fund dated [   ], 2025 (the “Information Statement”) relating specifically to an Agreement of Merger and Plan of Reorganization (the “Merger Agreement”). Copies of the Information Statement may be obtained at no charge by writing to the Acquiring Fund, at 11 Dupont Circle NW, 9th FL, Washington, D.C. 20036, or calling (202) 584-0550. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Information Statement.

General Information

This SAI relates specifically to the proposed merger of Fundrise Real Estate Interval Fund II, LLC (the “Target Fund”) with and into the Acquiring Fund (the “Merger”). The Acquiring Fund is a Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that is operated as an “interval fund.” The Target Fund is a recently organized Delaware limited liability company that, like the Acquiring Fund, is registered under the 1940 Act, as a non-diversified, closed-end management investment company that is operated as an “interval fund.”

[Fundrise Advisors, LLC, the investment adviser to each Fund (the “Adviser”), recommended that the board of directors of each Fund (together, the “Board”) approve the proposed Merger. Pursuant to the operating agreement of each Fund, the Merger does not require the approval of shareholders of the Funds. The Adviser made the recommendation to the Board on [   ], 2025, including its view that the Merger would be in the best interest of each of the Target Fund and the Acquiring Fund. Based on the information provided to the Board and the Adviser’s recommendation, the Board unanimously approved the proposed Merger, finding that the Merger is in the best interests of each Fund and that the interests of the existing shareholders of each Fund will not be diluted as a result of the Merger, as described more fully in the Information Statement. The Board unanimously approved the Merger Agreement.]

Accordingly, at the effective time of the Merger: (1) the Target Fund will be merged with and into the Acquiring Fund; (2) the assets and liabilities of the Target Fund will be merged into the Acquiring Fund; and (3) the total value of the Acquiring Fund shares that shareholders will receive in the Merger will be the same as the total value of the shares of the Target Fund that shareholders held immediately prior to the Merger. In calculating the exchange ratio for purposes of the Merger, the net asset value per share of the Target Fund or the Acquiring Fund, as applicable, will be determined in accordance with the requirements of the 1940 Act, Accounting Standards Codification 820 of the Financial Accounting Standards Board’s Generally Accepted Accounting Principles’ guidance, and the valuation procedures of the Target Fund or the Acquiring Fund, as applicable. Immediately following the effective time of the Merger, the Acquiring Fund will distribute Common Shares of the Acquiring Fund to shareholders of the Target Fund, and shareholders of the Target Fund receiving shares of the Acquiring Fund through the distribution shall be admitted as members of the Acquiring Fund according to the terms of the Acquiring Fund’s Operating Agreement.

The Merger is intended to qualify as a tax-free “reorganization” within the meaning of Section 368(a) of the Code, and shareholders are generally not expected to realize gain or loss for U.S. federal income tax purposes as a direct result of the Merger, meaning that shareholders generally should not be required to pay any U.S. federal income tax as a direct result of the Merger. No sales charges or redemption fees will be imposed in connection with the Merger.

S-1

Incorporation of Documents by Reference into the SAI

Further information about the Target Fund is contained in the Target Fund’s SAI dated July 11, 2025 (filed via EDGAR on July 11, Accession No. 0001213900-25-063137), which is incorporated herein by reference. Because the Target Fund commenced operations on [   ], 2025, the Target Fund has not yet published an annual or semi-annual report to shareholders. Further information about the Acquiring Fund is contained in the Acquiring Fund’s SAI dated May 1, 2025 (filed via EDGAR on April 25, 2025, Accession No. 0001213900-25-035441) which is incorporated herein by reference. The Acquiring Fund shall be the corporate and accounting survivor of the Merger.

This SAI incorporates by reference the audited financial statements of the Acquiring Fund, as of February 7, 2025 and for the period from January 17, 2025 (inception) through February 7, 2025, and the related report of [   ] dated [   ], and the unaudited financial statements of the Acquiring Fund as of June 30, 2025 and for the period January 17, 2025 (inception) through June 30, 2025 (filed via EDGAR on [   ], 2025, Accession No. [   ]). This SAI also incorporates by reference the following financial statements that are contained in the annual and semiannual reports to shareholders of the Acquiring Fund, which have each been filed with the SEC and will be sent to any shareholder requesting this SAI. No other parts of the annual report or semiannual reports are incorporated herein by reference:

1.	The audited financial statements and related report of the independent auditor included in the Annual Report to Shareholders of Fundrise Real Estate Interval Fund, LLC for the fiscal year ended December 31, 2024 (filed via EDGAR on [ ], Accession No. [ ]); and

2.	The unaudited financial statements included in the Semi-annual Report to Shareholders of Fundrise Real Estate Interval Fund, LLC for the period ended June 30, 2024 (filed via EDGAR on August 21, 2024, Accession No. 0001435109-24-000307).

Supplemental Financial Information

Rule 6-11(d)(2) under Regulation S-X requires that, with respect to any fund acquisition, registered investment companies must provide certain supplemental financial information in lieu of pro forma financial statements required by Regulation S-X. For this reason, pro forma financial statements of the Acquiring Fund are not included in this SAI.

Comparative fee tables showing the various fees and expenses of investing in Common Shares of the Target Fund, and the fees and expenses of the Acquiring Fund on a pro forma basis after giving effect to the Merger, are included in the Information Statement.

The Merger will not result in a material change to the Target Fund’s investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of the Target Fund modified to show the effects of the change is not required and is not included.

There are no material differences in the accounting policies of the Target Fund as compared to the Acquiring Fund.

S-2

PART C. OTHER INFORMATION

Item 15.  Indemnification.

Reference is made to Section 6.5 of Article VI of the Registrant’s Second Amended and Restated Limited Liability Company Operating Agreement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, manager, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, manager, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits.

(1)	(a) Certificate of Formation.[1]
(b) Certificate of Amendment to the Certificate of Formation of Registrant.[2]

(2)	(a) Second Amended and Restated Limited Liability Company Operating Agreement.[3]
(b) Amendment to the Second Amended and Restated Limited Liability Company Operating Agreement.[4]

(3)	Voting Trust Agreements – None.

(4)	Form of Agreement of Merger and Plan of Reorganization.[8]

(5)	Reference is made to the Second Amended and Restated Limited Liability Company Operating Agreement in Item 16(2)(a).

(6)	Investment Management Agreement between Registrant and Fundrise Advisors, LLC.[4]

(7)	Distribution Contracts – None.

(8)	Bonus or Profit-Sharing Contracts – None.

(9)	Custody Agreement.[7]

(10)	Rule 12b-1 and Rule 18f-3 Plans – None.

(11)	Opinion and Consent of Counsel.[9]

(12)	Tax Opinion.[9]

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(13)	(a) Dividend Reinvestment Plan.[4]
(b) Transfer Agency Agreement.[7]
(c) License Agreement Between Registrant and Rise Companies Corp.[3]
(d) Initial Capital Agreement.[3]

(14)	Consent of Independent Registered Public Accounting Firm.[9]

(15)	Omitted Financial Statements – None.

(16)	Powers of Attorney.[7]

(17)	Code of Ethics of Registrant and Fundrise Advisors, LLC.[6]

(18)	Filing Fee Tables – None.

[1]	Filed with the Registrant’s Initial Registration Statement on Form N-2 on June 4, 2019, and incorporated by reference herein.
[2]	Filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-2 on December 13, 2019, and incorporated by reference herein.
[3]	Filed with Pre-Effective Amendment No. 4 to the Registrant’s Registration Statement on Form N-2 on October 23, 2020, and incorporated by reference herein.
[4]	Filed with Pre-Effective Amendment No. 5 to the Registrant’s Registration Statement on Form N-2 on December 9, 2020, and incorporated by reference herein.
[5]	Filed with Pre-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-2 on April 23, 2023, and incorporated by reference herein.
[6]	Filed with Pre-Effective Amendment No. 10 to the Registrant’s Registration Statement on Form N-2 on April 19, 2024, and incorporated by reference herein.
[7]	Filed with Post-Effective Amendment No. 11 to the Registrant’s Registration Statement on Form N-2 on April 25, 2025, and incorporated by reference herein.
[8]	Filed herewith as Exhibit A to the Combined Information Statement/Prospectus.
[9]	To be filed by amendment.

Item 17. Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 within a reasonable time after receipt of such opinion.

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SIGNATURES

As required by the Securities Act, this registration statement has been signed on behalf of the Registrant, in the City of Washington, District of Columbia, on the 18th day of July, 2025.

Fundrise Real Estate Interval Fund, LLC

By:	/s/ Benjamin S. Miller*
Benjamin S. Miller
President and Principal Executive Officer

As required by the Securities Act, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURES	TITLE	DATE

/s/ Benjamin S. Miller*	Director, President and Principal Executive Officer	July 18, 2025
Benjamin S. Miller

/s/ Alison Staloch*	Treasurer and Principal	July 18, 2025
Alison Staloch	Financial/Accounting Officer

/s/ Glenn R. Osaka*	Director	July 18, 2025
Glenn R. Osaka

/s/ Jeffrey R. Deitrich*	Director	July 18, 2025
Jeffrey R. Deitrich

/s/ Gayle P. Starr*	Director	July 18, 2025
Gayle P. Starr

/s/ Mark D. Monte*	Director	July 18, 2025
Mark D. Monte

* By	/s/ Bjorn J. Hall
Bjorn J. Hall, Attorney-in-Fact
(Pursuant to Powers of Attorney)

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